UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant           ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN REALTY CAPITAL — RETAIL CENTERS OF AMERICA, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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405 Park Avenue, 14th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 29, 2016

April [●], 2016

To the Stockholders of American Realty Capital — Retail Centers of America, Inc.:

I am pleased to invite our stockholders to the 2016 Annual Meeting of Stockholders (“Annual Meeting”) of American Realty Capital — Retail Centers of America, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on June 29, 2016 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 11:00 a.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (i) the election of three members of the Board of Directors, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, (iii) the approval of certain amendments to the Company’s charter and (iv) such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Our Board of Directors has fixed the close of business on April 18, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you received a Notice of Internet Availability of Proxy Materials, you also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the notice. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy.

You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President

AMERICAN REALTY CAPITAL — RETAIL CENTERS OF AMERICA, INC.

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AUDIT COMMITTEE REPORT	32

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM	33

Fees	33

Pre-Approval Policies and Procedures	34

INTRODUCTORY NOTE — PROPOSALS NO. 3 THROUGH 11	35

PROPOSAL NO. 3 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding our Stock	37

PROPOSAL NO. 4 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Voting Rights	39

PROPOSAL NO. 5 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Information Rights	41

PROPOSAL NO. 6 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Composition of our Board of Directors	43

PROPOSAL NO. 7 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of our Board of Directors	45

PROPOSAL NO. 8 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business	47

PROPOSAL NO. 9 — Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares	50

PROPOSAL NO. 10 — Approval Of Proposed Amendments To The Charter To Remove Provisions Stating That The Guidelines Control Interpretation Of Our Charter	51

PROPOSAL NO. 11 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR AND ADVISOR AND THEIR AFFILIATES	52

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AMERICAN REALTY CAPITAL — RETAIL CENTERS OF AMERICA, INC.
405 Park Avenue, 14th Floor
New York, New York 10022

PROXY STATEMENT

The proxy card, together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2015 (our “2015 10-K”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital — Retail Centers of America, Inc., a Maryland corporation (the “Company”), for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof. References in this Proxy Statement to “we,” “us,” “our,” “our company” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 14th Floor, New York, New York 10022. This Proxy Statement, the proxy card, Notice of Annual Meeting and our 2015 10-K have either been mailed to you or been made available to you on the Internet. Mailing to our stockholders commenced on or about April [•], 2016.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on June 29, 2016

This Proxy Statement, the Notice of Annual Meeting and our 2015 10-K are available at:
www.proxyvote.com

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INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 29, 2016, commencing at 11:00 a.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect three directors for a term of one year, until our 2017 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

3.	approve certain amendments to the Company’s charter (the “Charter”); and

4.	consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our 2015 10-K available to our stockholders electronically via the Internet. On or about April [•], 2016, we began mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2015 10-K online, as well as instructions on how to vote. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and our 2015 10-K. The Notice also instructs you on how you may vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting, is the close of business on April 18, 2016. As of the record date, [•] shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

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How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any postponement or adjournment thereof. The proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting, including directions to the Annual Meeting, can be obtained by calling our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 928-4496. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com at any time prior to 11:59 p.m. Eastern Time on June 28, 2016, and follow the instructions provided on the proxy card; or

•	by telephone, by calling (800) 690-9603 at any time prior to 11:59 p.m. Eastern Time on June 28, 2016, and follow the instructions provided on the proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may vote in person, and any proxies that you authorized by mail or by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of three director nominees named in this Proxy Statement for a term of one year, until our 2017 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the audit committee’s appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and (iii) the approval of the proposed amendments to the Charter in Proposals No. 3 through 11.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.

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How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. For purposes of ratification of the appointment of KPMG as the Company’s independent registered public accounting firm, abstentions and broker non-votes will count toward the presence of a quorum but will have no effect on the proposal. The proposals to approve amendments to the Charter require the affirmative vote of at least a majority of all the votes entitled to be cast on the proposal. For purposes of approval of the amendments to the Charter, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against the proposals.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

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Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $[•] for proxy solicitation services provided for us, which includes the reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to make available copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in making available proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Broadridge. Votes that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the call is recorded and the Broadridge representative is required to confirm each stockholder’s full name, address and zip code, and to confirm that the stockholder has received the proxy materials. If the stockholder is a corporation or other entity, the Broadridge representative is required to confirm that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

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What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2015 10-K or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at (855) 928-4496.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2015 10-K or any documents relating to any of our future stockholder meetings, please contact: American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.retailcentersofamerica.com.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2017 annual meeting and included in the proxy materials for next year’s annual meeting, we must receive written notice of the proposal at our executive offices no later than [•]. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2017 Annual Meeting.”

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UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR”: (I) ELECTION OF THE THREE NOMINEES NAMED IN THIS PROXY STATEMENT TO SERVE AS DIRECTORS OF THE COMPANY FOR A TERM OF ONE YEAR, UNTIL THE COMPANY’S 2017 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIES; (II) RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016; (III) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK, (IV) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER VOTING RIGHTS, (V) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS, (VI) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS, (VII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS, (VIII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS, (IX) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES, (X) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION OF OUR CHARTER, AND (XI) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR AND ADVISOR AND THEIR AFFILIATES. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations, including supervising our advisor, American Realty Capital Retail Advisor, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year, until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter and bylaws provide that the number of directors may be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s initial public offering (the “IPO”) the number of directors shall never be less than three nor greater than ten. The number of directors on our Board is currently fixed at three.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term of one year, until our 2017 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Edward M. Weil, Jr., Leslie D. Michelson and Edward G. Rendell. Each nominee currently serves as a director of the Company.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the three nominees. If you do not wish your shares to be voted for any particular nominee, please identify the exception(s) in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the Annual Meeting, provided that a quorum is present.

We know of no reason why any nominee will be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position

Edward M. Weil, Jr.	49	Chairman, Chief Executive Officer and President

Leslie D. Michelson	65	Lead Independent Director. Audit Committee Chair

Edward G. Rendell	72	Independent Director

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Business Experience of Nominees

Edward M. Weil, Jr.

Mr. Weil has served as chief executive officer and president of the Company and the Advisor and chairman of the Board since December 2015, and previously served as an executive officer of the Company and the Advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil has served as executive chairman of the board of directors of American Realty Capital Healthcare Trust III, Inc. (“HT III”) since November 2015, and previously served as an executive officer of HT III, the HT III advisor and the HT III property manager from their respective formations in April 2014 until November 2014. Mr. Weil has served as executive chairman of the board of directors of American Realty Capital Global Trust II, Inc. (“Global II”) since November 2015, and previously served as an executive officer of Global II, the Global II advisor and the Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil has served as executive chairman of American Realty Capital New York City REIT, Inc. (“NYCR”) since November 2015. Mr. Weil has served as a director of Business Development Corporation of America (“BDCA”) since December 2015. Mr. Weil has served as chairman of the board of directors of American Finance Trust, Inc. (“AFIN”) and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015. Mr. Weil also previously served as an executive officer of AFIN, the AFIN advisor and the AFIN property manager from their formation in January 2013 until November 2014, and served as a director of AFIN from January 2013 to September 2014.

Mr. Weil served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of American Realty Capital Healthcare Trust, Inc. (“HT”), the HT advisor and the HT property manager from their formation in August 2010 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Weil served as a director of American Realty Capital Trust III, Inc. (“ARCT III”) beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“VEREIT”) in February 2013. Mr. Weil served as an executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“DNAV”), the DNAV advisor and the DNAV property manager from their formation in September 2010 until November 2014, as a director of DNAV from September 2010 until August 2014, and again as an executive officer of DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until February 2013. Mr. Weil served as an executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and served as a director of GNL from May 2012 to September 2014. Mr. Weil served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as a director of ARCT IV from January 2014 until the close of its merger with VEREIT in January 2014. Mr. Weil served as the president, treasurer and secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager since their formation in October 2012 until November 2014, and served as their chief operating officer from October 2012 through March 2014. Mr. Weil served as the president, treasurer and secretary of Realty Finance Trust, Inc. (“RFT”) and its advisor from November 2012 until January 2013. Mr. Weil served as president, chief operating officer, treasurer and secretary of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the sub-property manager of American Realty Capital Hospitality Trust, Inc. from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil previously served as chairman of Realty Capital Securities, LLC (the “Former Dealer Manager”), the former dealer manager of the IPO, from September 2013 until November 2015, and was the interim chief executive officer of the Former Dealer Manager from May 2014 until September 2014 and the chief executive officer of the Former Dealer Manager from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of the Former Dealer Manager, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”) and the RCA II advisor from April 2014 until November 2014. Mr. Weil served on the board of trustees of United Development Funding Income Fund V until October 2014.

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Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.

We believe that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.

Leslie Michelson

Leslie D. Michelson has served as an independent director of the Company since November 2015, and previously served as an independent director of the Company from March 2012 until October 2012. In addition, Mr. Michelson has served as an independent director of HTI since December 2015, as an independent director of BDCA since January 2011, as an independent director of Business Development Corporation of America II (“BDCA II”) since August 2014 and an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of our Sponsor, since April 2013. Mr. Michelson previously served as an independent director of HT from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT closed its merger with Ventas, Inc.. Mr. Michelson served as an independent director of ARCT from January 2008, including as lead independent director from July 2012, until the close of its merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCV from June 2014 until June 2015. Mr. Michelson served as lead independent director of RFT from January 2013 until November 2014. Mr. Michelson served as an independent director of DNAV from August 2011 until February 2012 and as a director of NYRT from October 2009 until August 2011.

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Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its Board of Directors from January 2002 until April 2013. Mr. Michelson served on the Board of Directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the Board of Directors, of Catellus for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since June 2004 and through the present, he has been and is a director and vice chairman of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.

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Governor Edward G. Rendell

Governor Edward G. Rendell has served as an independent director of our Company since October 2012 and also previously served as an independent director of the Company from February 2011 until March 2012. Gov. Rendell has also served as an independent director of GNL since March 2012, of BDCA since January 2011 and of BDCA II since August 2014. Governor Rendell served as an independent director of ARCT III from March 2012 until the close of ARCT III’s merger with VEREIT in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, Gov. Rendell served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Sphar. Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

We believe that Governor Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF Edward M. Weil, Jr., LESLIE D. MICHELSON AND EDWARD G. RENDELL AS MEMBERS OF THE BOARD OF DIRECTORS, EACH TO SERVE FOR A TERM OF ONE YEAR, UNTIL THE COMPANY’S 2017 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIES.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is controlled by American Realty Capital IV, LLC (the “Sponsor”), which is wholly owned by AR Global Investments, LLC (the successor business to AR Capital, LLC, “AR Global”). Mr. William M. Kahane, the former chairman, our chief executive officer and president, has shared control of AR Global. Mr. Edward M. Weil, Jr., our current chairman, chief executive officer and president, is the chief executive officer of AR Global.

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The Board of Directors held a total of 30 meetings, including action by written consent, during the year ended December 31, 2015. All directors and nominees attended 100% of the total number of meetings while they were a member of the Board of Directors. All of our directors attended the 2015 annual stockholders’ meeting. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee and a conflicts committee. The Company does not currently have a compensation committee or nominating and corporate governance committee. The independent directors carry out the responsibilities typically associated with compensation committees and nominating and corporate governance committees.

Leadership Structure of the Board of Directors

Edward M. Weil, Jr. serves as both our chairman of the Board and our chief executive officer. As chief executive officer of the Company and our Advisor, Mr. Weil is responsible for our daily operations and implementing our business strategy. The Board of Directors believes that because the chief executive officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.

On November 23, 2015, the Board of Directors appointed Leslie D. Michelson as the lead independent director of the Company to replace David Gong, who simultaneously resigned as lead independent director and a member of the Board of Directors. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise, and otherwise assumes such responsibilities as may be assigned to him or her by the Board. Consistent with current practices, the Company compensates Mr. Michelson for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

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Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, incurrence and assumptions of debt, its oversight of the Company’s executive officers and the Advisor and managing risks associated with the independence of the members of the Board. The conflicts committee reviews and approves all transactions with parties affiliated with our Advisor or Sponsor and resolves other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in March 2011. Our audit committee held nine meetings, including action by written consent, during the year ended December 31, 2015. Our directors and nominees who are members of the audit committee attended all meetings of the audit committee while they were members of the audit committee. The charter of the audit committee is available to any stockholder who requests it c/o American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at www.retailcentersofamerica.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” Our audit committee consists of Edward G. Rendell and Leslie D. Michelson, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. Mr. Michelson is the chair of our audit committee. The Board has determined that Mr. Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;

•	the integrity of our financial statements;

•	compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•	the performance of our independent registered public accounting firm and internal auditors, as applicable.

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The audit committee’s report on our financial statements for the year ended December 31, 2015 is discussed below under the heading “Audit Committee Report.”

Oversight of Compensation

The Company does not have any employees and compensation of directors is set by the Board, including our independent directors. In carrying out these responsibilities, the Board may delegate any or all of its responsibilities to a subcommittee to the extent consistent with the Charter, our bylaws and any other applicable laws, rules and regulations. However, the Board does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.

Oversight of Nominations and Corporate Governance

The Company does not have a standing nominating and corporate governance committee. The Board believes that because of the size and composition of the Board, it is more efficient and cost effective for the Board, including our independent directors, to perform the duties of a nominating and corporate governance committee. The entire Board, including our independent directors, is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s executive officers and senior financial officers and annually reviewing such code.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understanding of our business operations and objectives.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2017 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

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Oversight of Conflicts of Interest

The Board of Directors established a conflicts committee in August 2015. Our conflicts committee did not hold any meetings or take action by written consent during the year ended December 31, 2015. The members of the conflicts committee are Mr. Michelson and Governor Rendell, each of whom is independent for purposes of the rules and regulations of the SEC and under the Charter. Mr. Michelson currently serves as chairperson of the conflicts committee. The charter of the conflicts committee is available to any stockholder who sends a request to American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The conflicts committee charter is also available on the Company’s website, www.retailcentersofamerica.com, by clicking on “Investor Relations – Corporate Governance – Conflicts Committee Charter.”

Pursuant to the conflicts committee charter, the conflicts committee has the authority to: (a) review and evaluate the terms and conditions, and to determine the advisability of any transactions (“Related Party Transactions”) and conflict of interest (“Conflict”) situations between us, on the one hand, and any of the Sponsor, the Advisor, a director, an officer or any affiliate thereof, on the other hand; (b) to negotiate the terms and conditions of any Related Party Transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, to approve the execution and delivery of documents in connection with any Related Party Transaction on our behalf; (c) to determine whether the relevant Related Party Transaction is fair to, and in our best interest and the best interest of our stockholders, and (d) to recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to any Related Party Transaction pursuant to the Charter.

Prior to establishing the conflicts committee, the independent directors reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand. Either the independent directors or the conflicts committee has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the year ended December 31, 2015 were fair and were approved in accordance with the applicable Company policies.

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains a number of restrictions related to transactions with our Sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders. See “Certain Relationships and Related Transactions.”

Director Independence

Under our Charter, a majority of the members of our Board of Directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, derived from all sources, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers-or fathers-in-law, sons-or daughters-in-law, or brothers-or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us.

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The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth above and in the listing standards of the NASDAQ Stock Market (“NASDAQ”) even though our shares are not listed on NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Messrs. Rendell and Michelson have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NASDAQ’s director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of our independent directors satisfies the elements of independence set forth above and in the listing standards of the NASDAQ and under our Charter.

Family Relationships

There are no familial relationships between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

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COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Edward M. Weil, Jr., Katie P. Kurtz and Kase Abusharkh, are all employees of affiliates of the Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Additionally, William M. Kahane, Patrick J. Goulding and Nicholas Radesca, each of whom previously served as executive officers during the year ended December 31, 2015, were also employees of affiliates of the Advisor and did not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Moreover, we do not reimburse the Advisor for salaries, bonuses or benefits to be paid to our executive officers. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expense reimbursements payable to the Advisor and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Position

Edward M. Weil, Jr.	49	Chairman of the Board of Directors, Chief Executive Officer and President

Katie P. Kurtz	36	Chief Financial Officer, Secretary and Treasurer

Kase Abusharkh	34	Chief Investment Officer

Leslie D. Michelson	65	Lead Independent Director. Audit Committee Chair

Edward G. Rendell	72	Independent Director

Edward M. Weil, Jr.

Please see “Proposal No. 1 — Election Of Directors — Business Experience of Nominees” for biographical information about Mr. Weil.

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Katie P. Kurtz

Katie P. Kurtz has served as chief financial officer, treasurer and secretary of the Company and the Advisor since November 2015. Ms. Kurtz has served as chief financial officer, treasurer and secretary of HTI since November 2015. Ms. Kurtz previously served as chief financial officer, treasurer and secretary of BDCA II from August 2014 until December 2015. Ms. Kurtz previously served as the chief accounting officer of BDCA, the chief accounting officer of RFT and a vice president of AR Global. Prior to joining AR Global in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd, an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PricewaterhouseCoopers, LLP. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.

Kase Abusharkh

Kase Abusharkh has served as chief investment officer of the Company since December 2014 and as chief investment officer of the Advisor since August 2014. Mr. Abusharkh served as chief investment officer of Retail II from November 2014 and as chief investment officer of the Retail II advisor from August 2014, in each case until its dissolution in October 2015. Mr. Abusharkh has also served as president of Sperry Van Ness | The Kase Group, known as The Kase Group, a real estate firm that Mr. Abusharkh helped form in June of 2006. Mr. Abusharkh has 13 years of experience in commercial real estate finance, acquisition, disposition and development, with a specialized focus on retail properties. Mr. Abusharkh has facilitated over $2 billion in commercial real estate transactions in his career and was the number one net leased broker within the Sperry Van Ness organization every year from 2006 to 2013. Mr. Abusharkh is also a developer and principal in a number of developments and repositions in Walnut Creek, California, San Francisco, California, Sonoma County, California, Monterey County, California, Alameda County, California, and Charlotte, North Carolina. Mr. Abusharkh received his Bachelor’s Degree in economics and business administration from St. Mary’s College of California.

Leslie Michelson

Please see “Proposal No. 1 — Election of Directors — Business Experience of Nominees” for biographical information about Mr. Michelson.

Edward G. Rendell

Please see “Proposal No. 1 — Election of Directors — Business Experience of Nominees” for biographical information about Gov. Rendell.

Compensation of Directors

We pay to each of our independent directors the fees described in the table below. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our Advisor or any of its affiliates or is otherwise not independent, we do not pay compensation for services rendered as a director.

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Name	Fees Earned or Paid in Cash ($)	Restricted Shares

Independent Directors

A yearly retainer of $30,000 for each independent director and an additional yearly retainer of $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). We may issue shares of Common Stock in lieu of cash to pay fees earned by our directors, at each director's election. There are no restrictions on the shares issued since these payments in lieu of cash relate to fees earned for services performed.

We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

Pursuant to the RSP (as defined below), each independent director receives an automatic grant of 3,000 restricted shares of Common Stock (“restricted shares”) on the date of each annual stockholders’ meeting. Each independent director is also granted 3,000 restricted shares on the date of initial election to the Board of Directors. The restricted shares vest over a five-year period following the first anniversary of the date of grant in increments of 20% per annum.

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Name	Fees Earned or Paid in Cash ($)	Restricted Shares

$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

The following table sets forth information regarding compensation of our independent directors during the year ended December 31, 2015:

Name	Fees Paid in Cash ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)

David Gong	123,646	(3)	27,000	(6)	—	—	—	700	151,346

Leslie Michelson	—	(4)	27,000	(7)	—	—	—	205	27,205

Edward G. Rendell	74,500	(5)	27,000	(8)	—	—	—	905	102,405

(1)	Value of restricted shares granted during the year ended December 31, 2015 calculated based on $9.00 per share which was equal to the proceeds, net of selling commissions and dealer manager fees and before expenses, to us of a share of Common Stock sold in the IPO. Awards vest over a five-year period.

(2)	The amount reported as “All Other Compensation” represents the value of distributions received on restricted shares granted during the year ended December 31, 2015.

(3)	Mr. Gong resigned from his roles as lead independent director and as a member of the Board of Directors on November 23, 2015. Mr. Gong earned fees in the amount of $119,199 for services as a director, including fees earned for being the lead independent director, during the year ended December 31, 2015. The payment of $123,646 represents $107,949 and $15,697 for services rendered during the years ended December 31, 2015 and 2014, respectively.

(4)	Mr. Michelson was appointed to the Board of Directors as lead independent director on November 23, 2015. Mr. Michelson earned fees in the amount of $14,854 for services as a director, including fees earned for being the lead director, during the year ended December 31, 2015. Mr. Michelson did not receive cash payment during the year ended December 31, 2015 for services rendered during the year ended December 31, 2015.

(5)	Governor Rendell earned fees in the amount of $78,750 for services as a director during the year ended December 31, 2015. The payment of $74,500 represents $59,250 and $15,250 for services rendered during the years ended December 31, 2015 and 2014, respectively.

(6)	Represents 3,000 restricted shares granted on July 13, 2015. Mr. Gong resigned from our Board on November 23, 2015, in connection with which 600 of his unvested restricted shares vested and the remainder were forfeited.

(7)	Represents 3,000 restricted shares granted on November 23, 2015, the date Mr. Michelson was appointed to our Board. As of December 31, 2015, Mr. Michelson held 3,000 unvested restricted shares.

(8)	Represents 3,000 restricted shares granted on July 13, 2015. As of December 31, 2015, Mr. Rendell held 8,400 unvested restricted shares.

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Share-Based Compensation

Stock Option Plan

In March 2011, with the prior approval of the then-sole stockholder, the Board of Directors adopted a stock option plan (the “Plan”) which authorizes the grant of nonqualified stock options to our independent directors, subject to the absolute discretion of the Board of Directors and the applicable limitations of the Plan. The Plan is designed to enhance our profitability and value for the benefit of our stockholders by enabling us to offer independent directors stock-based incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders. A total of 500,000 shares have been authorized and reserved for issuance under the Plan. No shares have been issued under the Plan as of December 31, 2015.

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Restricted Share Plan

In March 2011, with the prior approval of the then-sole stockholder, the Board of Directors adopted an employee and director incentive restricted share plan (the “RSP”). The RSP provides for the automatic grant of 3,000 restricted shares of Common Stock to each of the independent directors, without any further action by our Board of Directors or the stockholders, on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting. Restricted shares issued to independent directors will vest over a five-year period following the first anniversary of the date of grant in increments of 20% per annum. The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of Common Stock reserved for issuance under the RSP may not exceed 5.0% of our outstanding shares on a fully diluted basis, and in any event may not exceed exactly 7.5 million shares (as such number may be adjusted for stock splits, stock dividends, combinations of similar events). As of December 31, 2015, approximately 4.8 million shares of Common Stock were available for grants as awards under the RSP.

Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time. For restricted share awards granted prior to 2015, such awards would typically be forfeited with respect to the unvested restricted shares upon the termination of the recipient's employment or other relationship with us. Restricted share awards granted during or after 2015 provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient's voluntary termination or the failure to be re-elected to the Board. Restricted share awards are awarded to our directors in private placements, exempt from registration under the Securities Act. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock will be subject to the same restrictions as the underlying restricted shares.

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STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 15, 2016, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	William M. Kahane, a former chief executive officer and chairman of the Company, Patrick J. Goulding and Nicholas Radesca, the Company’s former chief financial officers, each as a named executive officer;

•	each of the Company’s current executive officers and directors; and

•	all of the Company’s current executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class
William M. Kahane(2)	242,222		*
Nicholas Radesca(3)	—		—
Edward M. Weil, Jr.	—		—
Patrick J. Goulding(4)	—		—
Katie P. Kurtz	—		—
Kase Abusharkh	—		—
Leslie D. Michelson	3,000	(5)	*
Edward G. Rendell	12,333	(6)	*
All current directors and executive officers as a group (five persons)	15,333		*

*	Less than 1%.

(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, 14th Floor, New York, New York 10022.

(2)	Mr. Kahane served as the Company’s chief executive officer, president and chairman of the Board of Directors until December 2015. The shares beneficially owned by Mr. Kahane represent shares wholly owned and controlled, directly or indirectly, by American Realty Capital IV, LLC, our Sponsor. Our Sponsor is wholly owned by AR Global Investments, LLC. Mr. Kahane has shared control of AR Global Investments, LLC and thereby has shared voting and investment power over shares wholly owned and controlled by AR Global Investments, LLC.

(3)	Mr. Radesca served as the Company’s interim chief financial officer from November 19, 2015 to November 24, 2015.

(4)	Mr. Goulding served as the Company’s chief financial officer until November 18, 2015.

(5)	Includes 3,000 unvested restricted shares.

(6)	Includes 8,400 unvested restricted shares.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Edward M. Weil, Jr., our chief executive officer, president and chairman, is the chief executive officer and president of our Advisor. Katie P. Kurtz, our chief financial officer, secretary and treasurer, is the chief financial officer, secretary and treasurer of the Advisor. Kase Abusharkh, our chief investment officer, is the chief investment officer of the Advisor.

Our Advisor is owned and controlled directly or indirectly by our Sponsor. Our Sponsor is wholly owned by AR Global. Mr. William M. Kahane, the former chairman, chief executive officer and president of the Company, has shared control of AR Global. Mr. Edward M. Weil, Jr., our current chairman and chief executive officer, is the chief executive officer of AR Global.

The Former Dealer Manager, RCS Advisory Services, LLC (“RCS Advisory”), American National Stock Transfer, LLC (“ANST”) and SK Research, LLC (“SK Research”) are subsidiaries of RCAP. Until transactions entered into in connection with filing for Chapter 11 bankruptcy in January 2016, Mr. Kahane also had shared control of RCAP. Mr. Weil served as chief executive officer of RCAP until November 2015 and a director of RCAP until December 2015. Prior to or in connection with this bankruptcy, all arrangements between either us or AR Global and its affiliates, on the one hand, and subsidiaries of RCAP, on the other hand, were terminated.

Advisor

We entered into an advisory agreement with the Advisor (as amended, the “Advisory Agreement”), whereby the Advisor manages our day-to-day operations. Until March 31, 2015, for its asset management services, we issued to the Advisor an asset management subordinated participation by causing American Realty Capital Retail Operating Partnership, L.P. (the “OP”) to issue (subject to periodic approval by the Board of Directors) to the Advisor performance-based restricted partnership units of the OP designated as “Class B Units,” which are intended to be profit interests and which will vest, and no longer be subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 7.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) the termination of the advisory agreement by an affirmative vote of a majority of the our independent directors without cause; (2) a listing of our Common Stock on a national securities exchange; or (3) another liquidity event; and (z) the Advisor is still providing advisory services to us (the “performance condition”). Such Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated other than by an affirmative vote of a majority of our independent directors without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of our independent directors without cause before the economic hurdle has been met.

The Class B Units were issued in an amount equal to the cost of our assets multiplied by 0.1875%, divided by the value of one share of Common Stock as of the last day of such calendar quarter, which was equal to $9.00. The Advisor receives distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on our Common Stock.

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During the year ended December 31, 2015, our Board of Directors approved the issuance of 309,810 Class B Units to the Advisor, and, as of December 31, 2015, 479,802 Class B Units had been issued.

On June 30, 2015, we amended the Advisory Agreement. Under this amendment, effective April 1, 2015:

•           for any period commencing on or after April 1, 2015, we pay the Advisor or its assignees as compensation for services rendered in connection with the management of our assets an Asset Management Fee (as defined in the Advisory Agreement) equal to 0.0625% per month of the Cost of Assets (as defined in the Advisory Agreement) (or, once we begin disclosing our estimated net asset value per share of Common Stock (“Estimated Per-Share NAV”) in periodic or current reports filed with the SEC, 0.0625% of the lower of the Cost of Assets and the fair market value of our assets as reported in the applicable periodic or current report filed with the SEC disclosing Estimated Per-Share NAV);

•           such Asset Management Fee is payable monthly in arrears in cash, in shares of Common Stock, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor; and

•           we will not cause the OP to issue any Class B Units in respect of periods subsequent to March 31, 2015.

On March 11, 2016, we announced the establishment of our Estimated Per-Share NAV of $9.00 per share as of December 31, 2015, and we expect to update it periodically, at the discretion of the Board of Directors, provided that such updated estimates will be made at least once annually.

We paid $5.5 million in cash Asset Management Fees and a total of $0.2 million in distributions on Class B Units during the year ended December 31, 2015.

We also pay the Advisor an acquisition fee equal to 1.0% of the contract purchase price of each property acquired (including our pro rata share of any indebtedness assumed or incurred in respect of that investment and exclusive of acquisition fees and financing coordination fees) and 1.0% of the amount advanced for a loan or other investment (including our pro rata share of any indebtedness assumed or incurred in respect of that investment and exclusive of acquisition fees and financing coordination fees), along with reimbursement of acquisition expenses. Additionally, we may reimburse our Advisor for legal expenses it or its affiliates incur in connection with the selection, evaluation and acquisition of assets. We also will pay to the Advisor a financing coordination fee equal to 1.0% of the amount available or outstanding under any debt financing or assumed debt that we obtain and use for the acquisition of properties and other investments.

Once the proceeds from our IPO have been fully invested, the aggregate amount of acquisition fees and financing coordination fees (as described below) will not exceed 1.5% of the contract purchase price and the amount advanced for a loan or other investment, as applicable, for all the assets acquired. In no event will the total of all acquisition fees and acquisition expenses (including any financing coordination fees) payable with respect to the Company's portfolio of investments or reinvestments exceed 4.5% of (A) the contract purchase price to be measured at the close of the acquisition phase or (B) the amount advanced for all loans or other investments.

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Total acquisition fees, acquisition expense reimbursements and financing coordination fees incurred for the year ended December 31, 2015 were $4.8 million, $2.4 million and $0.4 million, respectively.

Subject to certain limitations, we also reimburse the Advisor’s costs of providing administrative services. We do not make operating expense reimbursements for personnel costs to our Advisor in connection with services for which the Advisor already receives acquisition fees, acquisition expenses or real estate commissions. We do not reimburse the Advisor for salaries, bonuses or benefits to be paid to our executive officers.

For the year ended December 31, 2015, we reimbursed our Advisor $1.0 million for administrative services.

In connection with property management and leasing services, unless we contract with a third party, we will pay to an affiliate of the Advisor a property management fee of 2.0% of gross revenues from our stand-alone single-tenant net leased properties which are not part of a shopping center and 4.0% of gross revenues from all other types of properties. We will also reimburse the affiliate for property level expenses. If we contract directly with third parties for such services, we pay them customary market fees.

For the year ended December 31, 2015, we incurred $5.4 million of property management and leasing fees from our Advisor.

We also reimbursed the Advisor and its affiliates, including subsidiaries of RCAP, which were under common control with AR Global until transactions entered into in connection with RCAP’s filing for Chapter 11 bankruptcy in January 2016, for organization and offering expenses up to 1.5% of gross offering proceeds, which may include reimbursements to our Advisor for other organization and offering expenses that it incurs for due diligence fees included in detailed and itemized invoices. No such reimbursements were made during the year ended December 31, 2015.

The predecessor to AR Global was a party to a services agreement with RCS Advisory pursuant to which RCS Advisory and its affiliates provided us and certain other companies sponsored by AR Global with services (including, without limitation, transaction management, compliance, due diligence, event coordination and marketing services, among others) on a time and expenses incurred basis or at a flat rate based on services performed. AR Global instructed RCS Advisory to stop providing such services in November 2015, and no services have since been provided by RCS Advisory.

We were party to a transfer agency agreement with ANST, pursuant to which ANST provided us with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services), and supervisory services overseeing the transfer agency services performed by a third-party transfer agent. AR Global received written notice from ANST on February 10, 2016 that it would wind down operations by the end of the month and would withdraw as the transfer agent effective February 29, 2016. On February 26, 2016, we entered into a definitive agreement with DST Systems, Inc., its previous provider of sub-transfer agency services, to provide us directly with transfer agency services (including broker and stockholder servicing, transaction processing, year-end IRS reporting and other services).

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Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us to these individuals pursuant to the indemnification agreement through April 15, 2016.

Investment Allocation Agreement

During 2015, we entered into the allocation agreement, with American Realty Capital — Retail Centers of America II, Inc. (“RCA II”), which was a non-traded REIT sponsored by the parent of our Sponsor that had investment objectives similar to ours prior to its liquidation in 2015, prior to raising sufficient capital in its initial public offering to make any acquisitions. Pursuant to the allocation agreement, if the Advisor or the advisor of RCA II determined that one or more proposed acquisitions was appropriate for the REIT it advised, and assuming each of us and RCA II has sufficient capital to support such proposed property acquisition, such proposed property acquisition would have been presented to our Board and the board of directors of RCA II for a vote on whether to pursue such proposed property acquisition. Because RCA II was dissolved before raising sufficient capital to pursue any acquisitions, no acquisitions were subject to the terms of the allocation agreement and the agreement is no longer in effect as of the date hereof.

Affiliated Transaction Best Practices Policy

On March 17, 2011, all of the members of the Board at that time voted to approve our affiliated transaction best practices policy, pursuant to which we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

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Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In August 2015, we established a conflicts committee. Prior to establishing the conflicts committee, the independent directors reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand. Either the independent directors or the conflicts committee has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the year ended December 31, 2015 were fair and were approved in accordance with the applicable Company policies. See “Proposal No. 1 — Election Of Directors — Oversight of Conflicts of Interest.”

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains a number of restrictions or we have adopted policies relating to: (1) transactions we enter into with our Sponsor, our directors, our officers, our Advisor and its affiliates, and certain of our stockholders, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. Some of these restrictions are set forth below:

•	We will not purchase or lease properties in which our Sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders has an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to our Sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.

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•	We will not make any loans to our Sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders, except that we may make or invest in mortgage, bridge or mezzanine loans involving our Sponsor, our Advisor, our directors, our officers, their respective affiliates or certain of our stockholders if an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that our Advisor must reimburse us for the amount, if any, by which our total operating expenses paid during the previous year exceeded the greater of: (i) 2% of our average invested assets for that year; and (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that year.

•	Before our Advisor may take advantage of an investment opportunity for its own account or recommend it to others our Advisor is obligated to present such opportunity to us if (a) such opportunity is compatible with our investment objectives and policies, (b) such opportunity is of a character which could be taken by us, and (c) we have the financial resources to take advantage of such opportunity.

•	If an investment opportunity becomes available that is suitable, under all of the factors considered by our Advisor, for both us and one or more other programs sponsored directly or indirectly by the parent of our Sponsor and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our Board of Directors, including the independent directors, to ensure that this method is applied fairly to us. In determining whether or not an investment opportunity is suitable for more than one program, our Advisor, subject to approval by our Board of Directors, shall examine, among others, the following factors:

•	the anticipated cash flow of the property to be acquired and the cash requirements and anticipated cash flow of each program;

•	the effect of the acquisition both on diversification of each program’s investments by type of property, geographic area and tenant concentration;

•	the policy of each program relating to leverage of properties;

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•	the income tax effects of the purchase to each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

•	If a subsequent development, such as a delay in the closing of such investment or a delay in the construction of a property, causes any such investment, in the opinion of our Board of Directors and our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates will make the investment. Our Board of Directors has a duty to ensure that the method used by our Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is applied fairly to us.

•	We will not accept goods or services from our Advisor or its affiliates or enter into any other transaction with our Advisor or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2015. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital — Retail Centers of America, Inc.:

We have reviewed and discussed with management American Realty Capital — Retail Centers of America, Inc.’s audited financial statements as of and for the year ended December 31, 2015.

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital — Retail Centers of America, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee

Leslie D. Michelson (Chair)

Edward G. Rendell

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PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016. Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, had audited our consolidated financial statements since July 29, 2010 (date of inception) through the year ended December 31, 2013. On January 22, 2015, pursuant to approval of our audit committee, Grant Thornton resigned, and on February 2, 2015, we engaged KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2014. Grant Thornton’s audit report on our consolidated financial statements for the fiscal year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Grant Thornton was not the result of any disagreements with Grant Thornton and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. KPMG reports directly to our audit committee.

Although ratification by stockholders is not required by law or by our bylaws, the audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of KPMG, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

A representative of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

Aggregate fees for professional services rendered by KPMG for the years ended December 31, 2015 and December 31, 2014 were as follows:

Audit Fees

Audit fees incurred from KPMG for the years ended December 31, 2015 and December 31, 2014 were $[•] and $1,281,930, respectively. The fees were for professional services rendered for the audits of the Company’s annual consolidated financial statements in connection with Annual Reports on Form 10-K, reviews of the Company’s quarterly consolidated financial statements in connection with Quarterly Reports on Form 10-Q and consents in connection with Company’s Registration Statement on Form S-3.

Audit Related Fees

There were no audit related fees incurred from KPMG during the years ended December 31, 2015 and December 31, 2014.

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Tax Fees

There were no tax fees incurred from KPMG during the years ended December 31, 2015 and December 31, 2014.

All Other Fees

There were no other fees incurred from KPMG during the years ended December 31, 2015 and December 31, 2014.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discusses these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton and KPMG were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

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INTRODUCTORY NOTE — PROPOSALS NO. 3 THROUGH 11

Our Board has determined that amending and restating our Charter to be consistent with the charters of publicly-traded REITs will give us more flexibility in pursuing various ways to provide liquidity to our stockholders and in engaging in other transactions that may be beneficial to us and our stockholders, which may include listing of our Common Stock on a national securities exchange (provided we meet the then applicable listing requirements), or other similar transaction. However, none of the proposed amendments to our Charter are required for, or as a condition to, listing our Common Stock on a national securities exchange. We may choose to list or not to list our Common Stock regardless of whether the proposed charter amendments are approved or not approved, and these proposals should not be viewed as an indication that we will choose to list our Common Stock. There can be no assurance that, if we chose to list our Common Stock, that we would be able to do so.

Many state securities administrators require issuers whose shares are not listed and who are engaged primarily in investing in equity interests in real estate, or in loans secured by real estate, or both, to include provisions in their charters that derive from the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised (the “Guidelines”). Accordingly, our current Charter differs from the charters of publicly-traded REITs primarily because we were required to register our offerings with the securities administrators in each state in which we offered securities, as well as with the SEC.

Many of the provisions from the Guidelines that we were required to include in our Charter are redundant, or may conflict, with provisions contained in the Maryland General Corporation Law (the “MGCL”). Many publicly-traded REITs are also governed by the MGCL but do not have charters with these potentially conflicting or redundant provisions because they list their shares at the time of their initial public offering. We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty, which could affect our ability to operate our business and advance our strategic objectives. Certain provisions may also create impediments to our ability to raise capital. Other provisions derived from the Guidelines impose conditions on our Board of Directors or limit the Board of Directors’ authority in ways not required by the MGCL. Although these provisions do provide our stockholders with certain rights and protections, we believe that, in the future, these provisions could have an adverse effect on us by unnecessarily limiting our strategic and operational flexibility and preventing us from being able to respond quickly to changing circumstances or take advantage of new opportunities.

In Proposals No. 3 through 11 (the “Amended and Restated Proposals”), as described in more detail below, we are proposing to amend our current Charter to remove or revise various provisions in our Charter. We believe the resulting Charter will be similar to those of publicly-traded REITs incorporated in Maryland.

If approved by our stockholders, effectiveness of the Amended and Restated Proposals is contingent upon the Articles of Amendment and Restatement of our Charter (the “Proposed Amended and Restated Charter”) being filed with, and accepted for record by, the State Department of Assessments and Taxation of the State of Maryland.

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Although the Amended and Restated Proposals may remove certain stockholder rights and could discourage a potential takeover of the Company, as discussed in more detail below, we are of the view that the Amended and Restated Proposals will provide us with greater flexibility in implementing our overall business plan and exploring potential strategic opportunities, if and when these opportunities become available.

In addition to the proposed amendments to the Charter particularly described in the Amended and Restated Proposals, the Proposed Amended and Restated Charter also includes amendments to the Charter to integrate all of the amendments to the Charter proposed in the Amended and Restated Proposals, to update and delete (as appropriate) defined terms, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the Charter, and to restate the Charter to incorporate all the amendments approved in the Amended and Restated Proposals. We believe that none of these ministerial amendments would materially affect the rights or preferences of our stockholders (except to the extent they reflect the Amended and Restated Proposals). We believe that these amendments and the restatement are advisable in order to simplify references to the Charter for our stockholders, directors, officers, employees, agents and advisors.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to reflect changes from our current Charter. The following descriptions of the Amended and Restated Proposals collectively summarize the amendments our Board of Directors has approved in the Proposed Amended and Restated Charter, which is wholly qualified by reference to Exhibit A-I, which you should read in its entirety. Our Board of Directors, including all of the independent directors, has determined that the proposed amendments set forth in the Proposed Amended and Restated Charter are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 3 through 11.

Approval of each of Proposals No. 3 through 11 is conditioned on approval of every other of Proposals No. 3 through 11. This means for the Proposed Amended and Restated Charter to be approved and implemented, our stockholders must vote “FOR” each of Proposals No. 3 through 11.

In the following summaries of the proposed amendments to our Charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current Charter unless otherwise noted.

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PROPOSAL NO. 3 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding our Stock

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 3, we are proposing to remove or revise those provisions that relate to the terms and rights of our classes and series of stock, including our Common Stock, and to offerings of our stock, all as more particularly described below:

•	Section 5.2. Stock — Common Shares — Description and Section 5.3. Stock — Preferred Shares. If adopted, this proposal would delete the second half of the last sentence (after the semi-colon) under Section 5.2(ii) and the second half of the sentence (after the semi-colon) under Section 5.3. These provisions limit the voting rights that may be accorded to shares sold in a private offering. We believe that the Board of Directors, in accordance with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interest of the Company at the time of issuance. Deleting these provisions may increase the possible dilutive effect of potential future issuance(s) of stock in private offerings.

•	Section 5.7. Stock — No Issuance of Share Certificates. If adopted, this proposal would delete this section entirely. This section provides that unless otherwise provided by the Board of Directors, the Company shall not issue stock certificates.

•	Section 5.2(iii). Stock — Common Shares — Distribution Rights. If adopted, this proposal would (i) recognize the Board of Directors’ power to authorize distributions to be paid in securities of the Company to holders of stock of the Company and (ii) delete the last sentence of this section, which prohibits distributions in kind. Although we have no present intent to pay any distributions in kind, there could be circumstances in the future where doing so may be in the best interests of the Company and its stockholders, and we believe the Board of Directors, constrained by the standard of conduct imposed on each director by the MGCL, should have the authority to do so in the exercise of its business judgment.

•	Section 5.1. Stock — Authorized Shares and Section 12.1. Limitation of Stockholder Liability. If adopted, this proposal would delete the statement in Section 5.1 that all shares shall be fully paid and nonassessable when issued and in Section 12.1 that all shares issued to stockholders shall be nonassessable. We believe that our Board of Directors, consistent with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by, for example, determining that issuing a new class or series of assessable stock in a private offering is advisable. Under the MGCL, if we were to issue assessable stock in the future, which we currently have no plans to do, that assessable stock would be of a different class or series than our currently outstanding Common Stock and that issuance would not affect the rights of our current stockholders.

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•	Section 5.2(ii). Stock — Common Shares — Description. If adopted, this proposal would revise Section 5.2(ii) to clarify that, except as otherwise specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 3 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Voting Rights

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 4, we are proposing to remove or revise those provisions that relate to stockholder voting rights, all as more particularly described below:

•	Section 11.1. Stockholders — Meetings of Stockholders. If adopted, this proposal would delete this section entirely. This section (i) sets forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings; (ii) provides that our secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting and (iii) provides that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) our bylaws. However, because the Board of Directors has the exclusive power to amend our bylaws, it may amend our bylaws to increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation), or any other threshold permitted by the MGCL, without a stockholder vote. This section also provides that the quorum for a meeting of stockholders is at least 50% of the votes entitled to be cast at such meeting on any matter. If this proposal is adopted, then a quorum for the Annual Meeting will be determined in accordance with the applicable provisions of the MGCL and as set forth in our bylaws. Currently under the MGCL, at a meeting of stockholders the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting would constitute a quorum. The Board of Directors may amend the bylaws to mirror this provision of the MGCL. With respect to item (iii), this section is redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote.

•	Section 11.2. Stockholders — Voting Rights of Stockholders and Section 7.6. — Stockholder Concurrence Required. If adopted, this proposal would delete these sections entirely. Section 11.2 sets forth the types of matters on which stockholders are entitled to vote and Sections 11.2 and 7.6 provide that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock (similar to Section 11.1). Sections 11.2 and 7.6 are redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote, and, to the extent Section 11.2 purports to give stockholders the power to amend the Charter or dissolve the Company without action by the Board of Directors, conflicts with the MGCL, which requires that charter amendments and dissolution be declared advisable by the Board of Directors before submission to the stockholders. These amendments clarify that the MGCL governs the instances in which the Board of Directors must get approval from stockholders.

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•	Section 11.3. Stockholders — Extraordinary Actions. If adopted, this proposal would provide that the existing provision requiring a majority vote for approval of all extraordinary actions under the MGCL does not apply to director removal (which, as further discussed below, will be subject to a two-thirds rather than a majority vote requirement under the Proposed Amended and Restated Charter) and to charter amendments relating to director removal and the vote required to amend the director removal provision. If adopted, this proposal may discourage a takeover that could otherwise result in a premium price to our stockholders.

•	Article XIII. Amendments. If adopted, this proposal would revise this article to clarify, consistent with the MGCL, that any amendment to the Charter shall be valid only if it is declared advisable by the Board of Directors, in addition to being approved by the stockholders when required by the MGCL. This article would also be revised to specify that revisions to certain limited provisions of the Charter relating to director removal and the vote required to amend the director removal provision will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter (see also the revision of Section 11.3 above). If adopted, this proposal may discourage a takeover that could otherwise result in a premium price to our stockholders.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 4 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Information Rights

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 5, we are proposing to remove or revise those provisions that relate to stockholder information rights, all as more particularly described below:

•	Section 11.5. Stockholders — Right of Inspection and Section 11.6. Stockholders — Access to Stockholder List. If adopted, this proposal would delete these sections entirely. The MGCL contains provisions that govern the access that stockholders have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list. If Sections 11.5 and 11.6 are deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in our current Charter. Although our Board of Directors believes that these deletions will, among other things, increase the Company’s ability to protect the privacy of its stockholders, they may make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions may make predatory and activist activities against the Company more difficult by increasing the threshold at which stockholders may access information related to our other stockholders. The proposed changes may also make it more difficult for our stockholders to gain access to corporate documents or to communicate with each other to influence management, which could result in different policies, actions or Board of Directors composition than what may have resulted under the current Charter.

•	Section 11.7. Stockholders — Reports. If adopted, this proposal would delete this section entirely. This section sets forth requirements regarding the type of information to be included in the Company’s Annual Report, including a report from the independent directors that the policies being followed by the Company are in the best interests of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements set forth in this section are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act, except the requirement to distribute an Annual Report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to Annual Reports, as well as the general provisions of the MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an Annual Report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.

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The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 5 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL NO. 6 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Composition of our Board of Directors

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 6, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

•	Section 6.1. Board of Directors — Number of Directors. Under Section 6.1, our Board of Directors must be comprised of not less than three nor more than ten directors and a majority of the Board of Directors must be comprised of “independent directors.” If adopted, this proposal would delete these requirements, which are more restrictive than the requirements of the MGCL. As amended and restated, Section 6.1 would also specify that, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancies on the Board of Directors may be filled only by the remaining directors in office (even if they do not constitute a quorum), instead of a majority of the stockholders. The proposal would also delete the requirement that only independent directors shall nominate replacements for vacancies among the independent director positions.

•	Section 6.2. Board of Directors — Experience. If adopted, this proposal would delete this section entirely. Under Section 6.2, all of our directors must have at least three years of “relevant experience,” at least one of our independent directors must have three years of “relevant real estate experience” and at least one of our independent directors must be a “financial expert with at least three years of relevant finance experience.” The Guidelines do not describe what constitutes “relevant experience,” and we believe these requirements may be potentially ambiguous and difficult to apply to a particular nominee or nominees. Further, a person not meeting these standards may nevertheless add an important element to our Board of Directors. If adopted, this proposal would delete these requirements. We believe the Board of Directors and our stockholders, in consideration of the many characteristics that may make a nominee a valuable addition to our Board of Directors, should have discretion in determining persons to be nominated to serve on our Board of Directors. In addition, the Board of Directors will remain subject to the SEC’s proxy rules that require the Board of Directors to disclose in the Company’s proxy statement the reason each director was nominated and, for independent directors, the applicable definition of “independence” used to make the determination of independence.

•	Section 6.3. Board of Directors — Committees. If adopted, this proposal would delete this section entirely. Section 6.3 requires that the majority of the members of each committee of our Board of Directors must be independent directors and that the audit committee must be composed solely of independent directors. We believe that this provision, which would require even ad hoc committees (such as a pricing committee) to be comprised of a majority of independent directors, is unduly restrictive and that the Board of Directors should have the discretion to determine committee membership on a case-by-case basis.

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•	Section 6.4. Board of Directors — Term. If adopted, this proposal would delete this section entirely. This section provides that (i) each director shall hold office for one year, until the next annual meeting of stockholders, and until his or her successor is elected and qualifies; and (ii) that directors may be elected to an unlimited number of successive terms. We believe this provision is redundant with the MGCL given that we do not have a classified Board of Directors. Under the MGCL, each director on an unclassified board also holds office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

•	Section 6.6. Board of Directors — Resignation, Removal or Death. If adopted, this proposal would make certain revisions to this section, including: (i) technical changes to the resignation procedures, (ii) changes to removal procedures, including specifying that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority) will be necessary to remove a director, and (iii) defining “cause” for the purposes of the removal procedures.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 6 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6.

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PROPOSAL NO. 7 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of our Board of Directors

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 7, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

•	Section 6.5. Board of Directors — Fiduciary Obligations. If adopted, this proposal would delete this provision entirely. Section 6.5 states that the Company’s directors serve in a fiduciary capacity to the Company and that the directors also have a fiduciary duty to the stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor. Our directors are held to the standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. We believe the vague language originally included in the Charter from the Guidelines that appears in Section 6.5 may create ambiguity as to the standard required of our directors. Deleting this section would clarify that our directors are held fully to the standard imposed by the MGCL and make the duties of our directors generally consistent with the duties of directors of publicly-traded REITs formed in Maryland.

•	Section 7.2. Powers of the Board of Directors — Authorization by Board of Stock Issuance. If adopted, this proposal would delete the last clause of the sentence under this section, which provides that a majority of the independent directors that have no interest in the transaction described in Section 7.2 must approve any offering of preferred stock and shall have access to the Company’s or independent counsel.

•	Section 7.7. Powers of the Board of Directors — Vote of Majority of Independent Directors. If adopted, this proposal would delete the requirement (which is more restrictive than the MGCL requires) that the independent directors approve certain specified matters.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

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IN ADDITION, APPROVAL OF EACH OF PROPOSALS NOS. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 7 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 7.

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PROPOSAL NO. 8 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 8, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below:

•	Section 5.14. Stock — Repurchase of Shares. If adopted, this proposal would delete this provision entirely. Share repurchase programs are not typically the subject of charter provisions.

•	Section 5.15. Stock — Distribution Reinvestment Plans. If adopted, this proposal would delete this provision entirely. Distribution reinvestment plans are not typically the subject of charter provisions.

•	Article IX. Investment Objectives and Limitations. If adopted, this proposal would delete this article entirely. Section 9.1 tasks the independent directors with reviewing the investment policies of the Company. Sections 9.2 outlines permitted investments. Section 9.3 outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments. For example: Clause (i) states that not more than 10% of our assets may be unimproved real property or mortgage loans on unimproved real property. Clause (ii) states that we may not invest in commodities or commodity futures contracts except for hedging purposes. Clauses (iii) through (v) prohibit investments in mortgage loans without an appraisal or if the aggregate of all mortgage loans secured by the invested or unimproved property exceeds 85% of the appraised value or that are subordinate to any mortgage or equity interest of any director or affiliate thereof. Clause (vi) prohibits the Company from issuing certain securities. Clause (vii) requires approval by a majority of the Board of Directors, including a majority of the independent directors, for consideration paid for real property and an independent appraiser if such property is acquired from an affiliate. Clause (viii) requires the Company to review its investment activities to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940. Clause (ix) prohibits the Company from making investments that it believes will be inconsistent with its objectives of qualifying as a REIT. Clause (x) prohibits the Company from investing in real estate contracts of sale unless such contracts are in recordable form. Clause (xi) prohibits the Company from lending money to any of the directors or executive officers. Clause (xii) prohibits investments in private equity securities unless approved by a majority of the Board of Directors, including a majority of the independent directors, as being fair, competitive and commercially reasonable. Clause (xiii) prohibits the Company from engaging in any short sales. Clause (xiv) prohibits the Company from engaging in trading, as compared with investment activities. Clause (xv) prohibits the Company from underwriting activities. Clause (xvi) prohibits the Company from investing in foreign currency or bullion. Clause (xvii) prohibits the Company from engaging in borrowing that would result in asset coverage of less than 300%. Clause (xviii) prohibits the Company from acquiring interests or securities in any entity holding investments or engaging in activities prohibited by Section 9.3.

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In each case, we believe our Board of Directors should have the authority, constrained by the standard of conduct imposed on each director by the MGCL, to decide what type of assets we should invest in or the type of transactions in which we may engage. We believe that increased flexibility could be advantageous in implementing our business plan. Nevertheless, deleting this Section may increase the risk that we will pursue transactions such as those referenced above, which, if the investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

•	Article XIV. Roll-Up Transactions. If adopted, this proposal would delete this article entirely. This article imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). We believe deleting Article XIV of the Charter will increase our flexibility to enter into a strategic transaction that could otherwise be difficult given the existing provisions. For example, Article XIV limits our ability to engage in roll-up transactions without providing stockholders certain rights including the right to remain as a stockholder of the Company and preserving their interests therein on the same terms and conditions as existed previously even if the Board concludes that transaction would be in the Company’s best interests. These provisions are also potentially ambiguous and may limit the ability to engage in a transaction involving our securities if our securities have not been listed on a national securities exchange for at least 12 months among other substantive transactional requirements. Although deleting Article XIV will reduce certain substantive rights of stockholders, federal securities laws provide for extensive disclosure in the case of roll-up transactions and certain other requirements. The Board believes that deleting this provision will provide us with greater options to pursue a transaction that will provide our stockholders with liquidity.

•	Article XV. Duration. If adopted, this proposal would delete this article entirely. This article requires, subject to stockholder approval and unless postponed, the liquidation of the Company if the Board of Directors has not pursued a Liquidity Event (as defined in the Charter) by the sixth anniversary of the termination of the Company’s IPO. Because we believe the Amended and Restated Proposals will give us more flexibility in pursuing a Liquidity Event on a more timely basis, we do not believe this proposal will continue to be relevant. Moreover, we believe that the timing of any Liquidity Event we pursue should be based on when our Board of Directors has determined it to be in our best interest rather than an inflexible and arbitrary deadline.

•	11.8. Stockholders — Tender Offers and 5.9(ii)(j) — Non-Compliant Tender Offers. If adopted, this proposal would delete these sections entirely. Requirements governing tender offers for shares of Common Stock, including the rights and obligations of the Company, as well as the person making the tender offer and stockholders participating in the tender offer, are not typically the subject of charter provisions. Moreover, these sections by their terms do not apply if our shares are listed which further supports our belief that these sections are no longer necessary.

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•	Section 5.8. Stock — Suitability of Stockholders. If adopted, this proposal would delete this section entirely. Requirements governing the financial capacity of stockholders are not typically the subject of charter provisions. Moreover, this section by its terms does not apply if our shares are listed which further supports our belief that this section is no longer necessary.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUALMEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 8 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 8.

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PROPOSAL NO. 9 — Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In order to maintain the Company’s REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserves the value of the Company’s REIT qualification for all our stockholders (among other purposes), the Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendments to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs similar to the Company and will help to further mitigate any risk to the Company’s REIT qualification. Under the current Charter, the general ownership limit is set as 9.8% in value of the aggregate of our outstanding stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of our stock, and we are not proposing to amend that general limit at this time. However, if adopted, this proposal would make certain clarifying edits to the definitions and provisions of Section 5.9 of the Charter.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 9 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 9.

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PROPOSAL NO. 10 — Approval Of Proposed Amendments To The Charter To Remove Provisions Stating That The Guidelines Control Interpretation Of Our Charter

As described above under “Introductory Note— Proposals No. 3 through 11,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 10, we are proposing to delete the last clause of Section 7.5 (and amend other related provisions of Section 7.5), which provides that the Guidelines control interpretation of our Charter to the extent the Board of Directors determines that they conflict with any non-mandatory provisions of the MGCL. As described above, we are proposing to remove many of the provisions from our Charter originally included from the Guidelines. Accordingly, we believe that such provisions of Section 7.5 would no longer be applicable. Moreover, we believe that Guidelines frequently are vague or ambiguous, and there is no statement of policy or other basis in the Guidelines by which to clarify those ambiguities. Extensive case law exists interpreting provisions of corporate charters under the MGCL and courts have developed expertise in interpreting these provisions. We believe, therefore, that it is in the interest of the Company and our stockholders that applicable law control interpretation of our Charter, notwithstanding anything in the Guidelines.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 10 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 10.

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PROPOSAL NO. 11 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR AND ADVISOR AND THEIR AFFILIATES

In this Proposal No. 11, we are proposing to amend and restate our current Charter to remove or revise certain provisions, many of which were originally included in our current Charter to comply with the Guidelines. If stockholders approve these amendments, the possibility will exist for future amendments to the Advisory Agreement that would not have been permitted under the Charter currently in effect, including amendments to the term and termination provisions of the Advisory Agreement.

•	Article VIII. Advisor. Since its formation, the Company’s day-to-day operations have been managed by our Advisor, under the supervision of our Board of Directors and pursuant to the terms and conditions of our Charter. Article VIII sets forth parameters governing the Company’s relationship with the Advisor, including appointment, supervision, fiduciary obligations, termination, fees, organization and offering expenses limitations and reimbursement for expenses. The Board of Directors is required to act in accordance with the standard of conduct imposed by the MGCL in overseeing the Company’s affairs, including its relationship with the Advisor. If adopted, this proposal would delete Article VIII entirely. Our relationship with the Advisor will continue to be governed by the agreement between the Company and the Advisor described under “Certain Relationships and Related Transactions —Advisor,” which includes many provisions that correspond to the provisions of Article VIII, but the possibility will exist for future amendments to the Advisory Agreement that would not have been permitted under the Charter currently in effect.

Section 8.3 of the existing Charter provides that the Advisor shall have a fiduciary responsibility and duty to the Company and to the stockholders. If adopted, this proposal would delete this provision entirely. This provision was included in our current Charter to comply with the Guidelines and is not standard for publicly-traded REITs. Additionally, the Board of Directors is required to act in accordance with the standard of conduct imposed by the MGCL in overseeing the Company’s affairs, including its relationship with the Advisor.

Under Article VIII of the existing Charter, the aggregate amount of acquisition fees and financing coordination fees may not exceed 1.5% of the contract purchase price for all of the assets acquired. Further, the total amount of acquisition fees, acquisition expense reimbursements, financing coordination fees, disposition fees and subordinated distributions by the operating partnership payable to the Advisor (or its assignees), together with the fair market value of any shares of restricted stock granted under our restricted share plan, may not exceed (a) 6% of all properties’ aggregate gross contract purchase price, (b) as determined annually, the greater, in the aggregate, of 2% of average invested assets and 25% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period, (c) disposition fees, if any, of up to 3% of the contract sales price of all properties that we sell and (d) 15% of remaining net sales proceeds after return of capital contributions plus payment to investors of a 6% cumulative, pre-tax, non-compounded return on the capital contributed by investors. The limitations described in this paragraph would be removed if this proposal is approved.

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Section 8.5 provides that either a majority of the independent directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty. We believe that Section 8.5 places unnecessary restrictions on determining the terms of engagement of an external advisor, whether it is the Advisor continuing in such role or another advisor. Removing this provision would allow the Board, consistent with the directors’ duties under Maryland law, to approve an amendment to the Advisory Agreement that changed the term and termination provisions of the Advisory Agreement.

Section 8.11 of the existing Charter provides for the reimbursement of expenses by the Company to the Advisor for any amount by which the Company’s operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (a) 2% of average invested assets and (b) 25% of net income. These provisions were included in our current Charter to comply with the Guidelines and are not standard for publicly traded REITs. If adopted, this proposal would delete this provision entirely. Removing this provision creates a risk that our expenses may exceed the limits in the future, which could affect our financial condition and results of operations.

•	Article X. Conflicts of Interest. Article X (i) governs how certain transactions between the Company and our Sponsor, Advisor, directors or officers or any of their affiliates are conducted due to the potential for conflicts of interest and (ii) sets forth certain conflict resolution procedures. If adopted, this proposal would delete this article entirely. We believe our Board of Directors should have the flexibility, subject to the standard of conduct imposed on each director by the MGCL, to decide that a transaction negotiated for us by personnel employed directly by our Sponsor, our Advisor, directors or officers or any of their affiliates is in the best interest of the Company. Any such transaction would also generally be subject to the approval and recommendation of our conflicts committee. Moreover, under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is voidable unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company. In addition, the Advisory Agreement requires that the Advisor report to the Board of Directors regarding any conflicts of interest and its method for allocating investment opportunities among the Company and competing investment entities.

•	Section 11.4. Stockholders — Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. Section 11.4 provides that votes by the Advisor, our director(s) or any of their affiliates will not be counted in a vote of our stockholders regarding removal of the Advisor, such director(s) or any of their affiliates or any transaction between the Company and any of them. If adopted, this proposal would delete this provision entirely.

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•	Section 12.2. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Director and Officer Liability; Indemnification and Section 12.3. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Payment of Expenses. We are proposing to amend these sections to require the Company to exculpate and to give the Company the power to obligate itself to indemnify our directors and officers to the maximum extent permitted by the MGCL. Sections 12.2 and 12.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, our directors and officers that were originally included from the Guidelines. Under the MGCL, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, the MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in the interests of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Sections 12.2 and 12.3 of the current Charter.

We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have exculpation and indemnification limitations as onerous as those that were originally included in the current Charter from the Guidelines.

In connection with the aforementioned revisions to remove limitations on exculpation and indemnification of directors and officers originally included from the Guidelines, we are also proposing to remove the limitations on advancements to directors and officers for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of limitations on exculpation and indemnification of directors as described above. To be most effective, and to make our Charter consistent with the charters of many publicly-traded REITs, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the current Charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the Charter. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

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The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 11, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 11 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 11.

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INTEREST OF CERTAIN PERSONS IN THE MATTERS ACTED UPON

The Company’s executive officers are also executive officers of the Advisor. Our chief executive officer, president and chairman is the chief executive officer of AR Global, the parent of our Sponsor, which wholly owns our Advisor. See “Certain Relationships and Related Transactions.” If stockholders approve the Amended and Restated Proposals, the possibility will exist for future amendments to the Advisory Agreement that would not have been permitted under the Charter currently in effect, including amendments to the term and termination provisions of the Advisory Agreement. If stockholders approve the Amended and Restated Proposals, our directors and officers will no longer be subject to limitations on exculpation and indemnification, as well as limitations on advancements to directors and officers for legal and other expenses and costs, in excess of the MGCL.

Other than the director nominees’ elections to office and interests of the Advisor and our directors and executive officers in the approval Amended and Restated Proposals described in the preceding paragraph, there are no substantial interests, direct or indirect, by security holdings or otherwise, of each of the following persons in connection with any of the matters to be acted upon:

• Each director or executive officer of the Company at any time since the beginning of the last fiscal year.

• Each nominee for election as a director of the Company.

• Each associate of any of the foregoing persons.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2015, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied, except for the following: Form 3s for Patrick J. Goulding and Kase Abusharkh, filed on February 25, 2015, relating to their appointment on December 29, 2014, Form 3 for Nicholas Radesca, relating to his appointment on June 22, 2015 and Form 3 for Leslie D. Michelson, filed on December 4, 2015, relating to his appointment on November 23, 2015.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and ten percent stockholders.

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CODE OF ETHICS

The Board of Directors adopted a Code of Ethics effective as of March 17, 2011 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.retailcentersofamerica.com by clicking on “Investor Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Katie P. Kurtz. A waiver of the Code of Ethics for our chief executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

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OTHER MATTERS PRESENTED FOR ACTION AT THE 2016 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

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STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2017 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than [•]. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2017 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on [•] and ending at 5:00 p.m., Eastern Time, on [•]. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital — Retail Centers of America, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022, Attention: Katie P. Kurtz (telephone: (212) 415-6500).

By Order of the Board of Directors,

/s/ Katie P. Kurtz
Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

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EXHIBIT A-I

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR

AMERICAN REALTY CAPITAL – RETAIL CENTERS
OF AMERICA, INC.

a Maryland corporation

A-I-i

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: American Realty Capital – Retail Centers of America, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the Company is American Realty Capital – Retail Centers of America, Inc.

ARTICLE II

PURPOSES AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“BOARD” means the Board of Directors of the Company.

A-I-1

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of the MGCL.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section 5.7(i) hereof) applies.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares and Preferred Shares.

A-I-2

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

ARTICLE V

STOCK

SECTION 5.1           AUTHORIZED SHARES. The total number of Shares that the Company shall have authority to issue is 350,000,000 Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $3,500,000. If Shares of one class are classified or reclassified into Shares of another class pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2           COMMON SHARES.

(i)          COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)         DESCRIPTION. Subject to Section 5.7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.

(iii)        DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

A-I-3

(iv)        RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)         VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3           PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.

SECTION 5.4           CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other Charter document.

SECTION 5.5           STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6           CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws. The Board shall have the exclusive power to adopt, alter or repeal any provisions of the Bylaws and make new Bylaws.

A-I-4

SECTION 5.7           RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)          DEFINITIONS. For purposes of this Section 5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding Shares and 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.7(ii)(g), and subject to adjustment pursuant to Section 5.7(ii)(h), the percentage limit established by the Board pursuant to Section 5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined by the Board.

A-I-5

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.7(ii)(a), would Beneficially Own or Constructively Own Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day on which the Board determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)         SHARES.

(a)          OWNERSHIP LIMITATIONS. Prior to the Restriction Termination Date, but subject to Section 5.8:

(I)         BASIC RESTRICTIONS.

(A)         (1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

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(B)         No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)         Any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)        TRANSFER IN TRUST. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.7(ii)(a)(I)(A) or (B).

(A)         then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B)         if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.7(ii)(a)(I)(A) or (B) then the transfer of that number of Shares that otherwise would cause any Person to violate Section 5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to the number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.7.

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(b)          REMEDIES FOR BREACH. If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 5.7(ii)(a) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board.

(c)          NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.7(ii)(a)(II), shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)          OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I)         every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)        each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

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(e)          REMEDIES NOT LIMITED. Subject to Section 7.4 hereof, nothing contained in this Section 5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

(f)          AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.7(ii), Section 5.7(iii), or any definition contained in Section 5.7(i), the Board shall have the power to determine the application of the provisions of this Section 5.7(ii) or Section 5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

(g)          EXCEPTIONS.

(I)         Subject to Section 5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)         the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 5.7(ii)(a)(I)(B);

(B)         such Person does not, and represents that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

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(C)         such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.7(ii)(a) through Section 5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.7(ii)(a)(II) and Section 5.7(iii).

(II)        Prior to granting any exception pursuant to Section 5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)       Subject to Section 5.7(ii)(a)(I)(B), an underwriter which participates in an offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such offering or private placement.

(IV)        The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)          INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section 5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

(i)          NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

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The securities of American Realty Capital – Retail Centers of America, Inc. (the “Company”) are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on Transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii)        TRANSFER OF SHARES IN TRUST.

(a)          OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.7(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.7(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.7(iii)(f).

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(b)          STATUS OF SHARES HELD BY THE TRUSTEE. Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)          DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)          SALE OF SHARES BY TRUSTEE. Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been Transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.7, such excess shall be paid to the Trustee upon demand.

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(e)          PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)          DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.8           SETTLEMENTS. Nothing in Section 5.7 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.7.

SECTION 5.9           SEVERABILITY. If any provision of Section 5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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SECTION 5.10         ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.7.

SECTION 5.11         NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.12         PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1           NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company shall be three, which number may be increased or decreased from time to time pursuant to the Bylaws; but shall never be less than the minimum required by the MGCL. The Company elects, under Section 3-804(c) of the MGCL, that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors constitute less than a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, are:

Edward M. Weil, Jr.

Leslie D. Michelson

Edward G. Rendell

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SECTION 6.2           RESIGNATION OR REMOVAL. Any Director may resign by delivering notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect upon receipt by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time, but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1           GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2           AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 7.3           FINANCINGS. The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

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SECTION 7.4           REIT QUALIFICATION. The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.7 hereof is no longer required for REIT qualification.

SECTION 7.5           DETERMINATIONS BY BOARD. The determination as to any of the following matters, made by or pursuant to the direction of the Board, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VIII

EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

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ARTICLE IX

LIABILITY OF STOCKHOLDERS, DIRECTORS AND OFFICERS

SECTION 9.1           LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder.

SECTION 9.2           LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a)          To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or the Stockholders for money damages. Neither the amendment nor repeal of this Section 9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)          The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company or, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity. The Company shall have the power, with the approval of the Board, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.

SECTION 9.3           EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

A-I-17

ARTICLE X

AMENDMENTS

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

THIRD: The amendment and restatement of the charter as herein set forth have been duly advised by the Board of Directors of the Company and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

A-I-18

IN WITNESS WHEREOF, American Realty Capital — Retail Centers of America, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its [_____________________], and attested by its [_____________________], on this day of                                   , 2016.

ATTEST:
By:	By:
Name:	Name:
Title:	Title:

A-I-19

EXHIBIT A-II

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR

AMERICAN REALTY CAPITAL ~~–~~– RETAIL CENTERS
OF AMERICA, INC.

a Maryland ~~Corporation~~corporation

TABLE OF CONTENTS
PAGE
ARTICLE I NAME		A-II-1

ARTICLE II PURPOSES AND POWERS		A-II-1

ARTICLE III RESIDENT AGENT AND PRINCIPAL OFFICE		A-II-1

ARTICLE IV DEFINITIONS		A-II-2

ARTICLE V STOCK		~~10~~A-II-10

SECTION 5.1	AUTHORIZED SHARES	~~10~~A-II-10
SECTION 5.2	COMMON SHARES	~~11~~A-II-11
SECTION 5.3	PREFERRED SHARES	~~12~~A-II-11
SECTION 5.4	CLASSIFIED OR RECLASSIFIED SHARES	~~12~~A-II-12
SECTION 5.5	STOCKHOLDERS~~’~~’ CONSENT IN LIEU OF MEETING	~~12~~A-II-12
SECTION 5.6	CHARTER AND BYLAWS	~~12~~A-II-12
SECTION 5.7	~~NO ISSUANCE OF SHARE CERTIFICATES~~	~~12~~
~~SECTION 5.8~~	~~SUITABILITY OF STOCKHOLDERS.~~	~~13~~
~~SECTION 5.9~~	RESTRICTIONS ON OWNERSHIP AND TRANSFER.	~~14~~A-II-14
SECTION ~~5.10~~5.8	SETTLEMENTS	~~23~~A-II-24
SECTION ~~5.11~~5.9	SEVERABILITY	~~23~~A-II-24
SECTION ~~5.12~~5.10	ENFORCEMENT	~~23~~A-II-24
SECTION ~~5.13~~5.11	NON-WAIVER	~~23~~A-II-24
SECTION ~~5.14~~	~~REPURCHASE OF SHARES~~	~~23~~
~~SECTION 5.15~~	~~DISTRIBUTION REINVESTMENT PLANS~~	~~23~~
~~SECTION 5.16~~5.12	PREEMPTIVE AND APPRAISAL RIGHTS	~~23~~A-II-24

ARTICLE VI BOARD OF DIRECTORS		~~24~~A-II-25

SECTION 6.1	NUMBER OF DIRECTORS	~~24~~A-II-25
SECTION 6.2	~~EXPERIENCE~~	~~25~~
~~SECTION 6.3~~	~~COMMITTEES~~	~~25~~
~~SECTION 6.4~~	~~TERM~~	~~25~~
~~SECTION 6.5~~	~~FIDUCIARY OBLIGATIONS~~	~~25~~
~~SECTION 6.6~~	RESIGNATION~~,~~ OR REMOVAL ~~OR DEATH~~	~~25~~ A-II-26

ARTICLE VII POWERS OF THE BOARD OF DIRECTORS		~~25~~A-II-26

SECTION 7.1	GENERAL	~~25~~A-II-26
SECTION 7.2	AUTHORIZATION BY BOARD OF STOCK ISSUANCE	~~26~~A-II-27
SECTION 7.3	FINANCINGS	~~26~~A-II-27
SECTION 7.4	REIT QUALIFICATION	~~26~~A-II-27
SECTION 7.5	DETERMINATIONS BY BOARD	~~26~~A-II-28
~~SECTION 7.6~~	~~STOCKHOLDER CONCURRENCE REQUIRED~~	~~27~~

A-II-i

A-II-ii

A-II-iii

AMERICAN REALTY CAPITAL –– RETAIL CENTERS OF AMERICA, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: American Realty Capital ~~–~~– Retail Centers of America, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the Company is American Realty Capital ~~–~~– Retail Centers of America, Inc. ~~So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “American Realty Capital – Retail Centers of America, Inc.” is not practicable, it may use any other designation or name for the Company.~~

ARTICLE II

PURPOSES AND POWERS

The ~~purposes~~purpose for which the Company is formed ~~are~~is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland ~~are Vcorp Services MD, Inc., 836 Park Avenue, 2nd Floor,~~ is CSC Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland ~~21201.~~ 21202. The address of the Company~~’~~’s principal office in the State of Maryland is c/o ~~Vcorp Services MD, Inc., 836 Park Avenue, 2nd Floor,~~ CSC Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland ~~21201.~~ 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

A-II-1

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ASSET” means any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

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“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company~~, as amended from time to time~~.

“CODE” shall have the meaning as provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means Realty Capital Securities, LLC, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“DIRECTOR” means a ~~member of the board of directors~~director of the Company.

“DISTRIBUTIONS” means any distributions ~~of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes~~, as such term is defined in Section 2-301 of the MGCL.

A-II-3

~~“EXCESS AMOUNT” has the meaning provided in Section 8.10 herein.~~

~~“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.~~

~~“FINANCING COORDINATION FEE” means a fee paid in connection with the financing of an Asset, assumption of any loan in connection with the acquisition of an Asset or refinancing of any loan on an Asset.~~

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEMNITEE” has the meaning provided in Section 12.2 herein.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

A-II-4

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

~~“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).~~

~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LIQUIDITY EVENT” includes a sale of all or substantially all the Assets, a sale or merger of the Company, a Listing, or other similar transaction.~~

~~“LISTING” means the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.~~

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

A-II-5

~~“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.~~

~~“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8 herein.~~

~~“OFFERING” means any public offering and sale of shares of stock pursuant to an effective registration statement filed under the Securities Act.~~

~~“OPERATING PARTNERSHIP” means American Realty Capital Retail Operating Partnership, L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

A-II-6

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section ~~5.9~~5.7(i) hereof) applies.

~~“PLAN OF LIQUIDATION” has the meaning provided in Article XV herein.~~

“PREFERRED SHARES” ~~has~~ shall have the meaning as provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

~~“REINVESTMENT PLAN” has the meaning provided in Section 5.15 herein.~~

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

A-II-7

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a)          a transaction involving securities of a company that have been for at least twelve (12) months listed on a national securities exchange; or~~

~~(b)          a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)          the voting rights of the holders of the Shares;~~

~~(ii)         the term of existence of the Company;~~

~~(iii)        Sponsor or Advisor compensation; or~~

~~(iv)        the Company’s investment objectives.~~

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Assets within one hundred eighty (180) days thereafter.~~

A-II-8

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.~~

~~“SERVICE PROVIDER” means the Person or Persons, if any, appointed, employed or contracted with by the Advisor to perform any of the services required to be performed by the Advisor pursuant to the Advisory Agreement.~~

“SHARES” means shares of stock of the Company of any class or series, including Common Shares ~~or~~and Preferred Shares~~, that has the right to elect the Directors of the Company~~.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~“STOCKHOLDER LIST” has the meaning provided in Section 11.6 herein.~~

“STOCKHOLDERS” ~~mean~~ means the ~~registered~~ holders of record of the Shares as maintained in the books and records of the Company~~’s shares of stock~~ or its transfer agent.

~~“TENDERED SHARES” has the meaning provided in Section 11.8 herein.~~

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 ~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares of stock offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Properties, (viii) Financing Coordination Fees and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

~~“2%/25% GUIDELINES” has the meaning provided in Section 8.10 herein.~~

ARTICLE V

STOCK

SECTION 5.1           AUTHORIZED SHARES. The total number of ~~shares of stock~~Shares that the Company shall have authority to issue is 350,000,000 ~~shares~~Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”).  ~~All Shares shall be fully paid and nonassessable when issued.~~  The aggregate par value of all authorized ~~shares of stock~~Shares having par value is $3,500,000. If ~~shares~~Shares of one ~~(1)~~ class ~~of stock~~ are classified or reclassified into ~~shares~~Shares of another class ~~of stock~~ pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized ~~shares~~Shares of the former class shall be automatically decreased and the number of ~~shares~~Shares of the latter class shall be automatically increased, in each case by the number of ~~shares~~Shares so classified or reclassified, as the case may be, so that the aggregate number of ~~shares~~Shares of all classes that the Company has authority to issue shall not be more than the total number of ~~shares~~Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of ~~shares of stock~~Shares or the number of ~~shares of stock~~Shares of any class or series that the Company has authority to issue.

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SECTION 5.2           COMMON SHARES.

(i)          COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)         DESCRIPTION. Subject to Section ~~5.9 of this Article V~~5.7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one ~~(1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~vote. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one ~~(1)~~ or more classes or series of stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

(iii)        DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

(iv)        RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

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(v)         VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3           PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one ~~(1)~~ or more classes or series of ~~shares of stock; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share. Notwithstanding anything herein to the contrary, any and all classes or series of Preferred Shares shall not circumvent the rights of the Common Shares required by the NASAA REIT Guidelines.~~Shares.

SECTION 5.4           CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified ~~shares of stock~~Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of ~~shares~~Shares; (b) specify the number of ~~shares~~Shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.9~~5.7 and subject to the express terms of any class or series of ~~shares~~Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series ~~of shares~~; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of ~~shares of stock~~Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of ~~shares~~Shares is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.

SECTION 5.5           STOCKHOLDERS~~’~~’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6           CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all ~~stock~~Shares are subject to the provisions of the Charter and the Bylaws. The Board shall have the exclusive power to adopt, alter or repeal any provisions of the Bylaws and make new Bylaws.

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~~SECTION 5.7           NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8           SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)          INVESTOR SUITABILITY STANDARDS. Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)          that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b)          that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii)         DETERMINATION OF SUITABILITY OF SALE. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Common Shares on behalf of the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

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~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(iii)        MINIMUM INVESTMENT AND TRANSFER. Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase a minimum of 250 Common Shares for an aggregate price of $2,500. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00 or ten (10) whole shares. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares other than pursuant to the Reinvestment Plan will be permitted of less than 250 Common Shares, and a Stockholder shall not transfer, fractionalize or subdivide such shares so as to retain less than the minimum number thereof.~~

SECTION 5.7           ~~SECTION 5.9~~ RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)          DEFINITIONS. For purposes of this Section ~~5.9,~~5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means ~~not more than~~ 9.8% in value of the aggregate of the outstanding ~~shares of Capital Stock~~Shares and ~~not more than~~ 9.8% (in value or in number of ~~shares~~Shares, whichever is more restrictive) of any class or series of ~~shares of Capital Stock~~Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of ~~Capital Stock~~Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

~~“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.~~

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“CHARITABLE BENEFICIARY” means one ~~(1)~~ or more beneficiaries of the Trust as determined pursuant to Section ~~5.9~~5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of ~~Capital Stock~~Shares by a Person, whether the interest in the ~~Capital Stock~~Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns~~”~~,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the ~~Charter or by the~~ Board pursuant to Section ~~5.9~~5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9~~5.7(ii)(g), and subject to adjustment pursuant to Section ~~5.9~~5.7(ii)(h), the percentage limit established by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding ~~shares of Capital Stock~~Shares, the Closing Price for such ~~Capital Stock~~Shares on such date. The “Closing Price” on any date shall mean the last sale price for such ~~Capital Stock~~Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such ~~Capital Stock~~Shares, in either case as reported on the principal national securities exchange on which such ~~Capital Stock is Listed~~Shares are listed or admitted to trading or, if such ~~Capital Stock is~~Shares are not ~~Listed~~listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such ~~Capital Stock is~~Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such ~~Capital Stock~~Shares selected by the Board or, in the event that no trading price is available for such ~~Capital Stock~~Shares, the fair market value of the ~~Capital Stock~~Shares, as determined ~~in good faith~~ by the Board.

~~“NYSE” means the New York Stock Exchange.~~

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.9~~5.7(ii)(a), would Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the ~~shares~~Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day ~~after the Commencement of the Initial Public Offering~~ on which the ~~Company~~Board determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

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“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of ~~Capital Stock~~Shares or the right to vote or receive dividends on ~~Capital Stock~~Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for ~~Capital Stock~~Shares or any interest in ~~Capital Stock~~Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of ~~Capital Stock~~Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9~~5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)         SHARES.

(a)          OWNERSHIP LIMITATIONS. ~~During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior~~Prior to the Restriction Termination Date, but subject to Section ~~5.10~~5.8:

(I)         BASIC RESTRICTIONS.

(A)         (1) Except as set forth in any articles supplementary creating any class or series of ~~shares of Capital Stock~~Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B)         No Person shall Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares to the extent that such Beneficial Ownership or Constructive Ownership of ~~Capital Stock~~Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

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(C)         Any Transfer of ~~shares of Capital Stock~~Shares that, if effective, would result in the ~~Capital Stock~~Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~shares of Capital Stock~~Shares.

(II)        TRANSFER IN TRUST. If any Transfer of ~~shares of Capital Stock~~Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning ~~shares of Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B).

(A)         then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically ~~Transferred~~transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.9~~5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such ~~shares~~Shares; or

(B)         if the ~~Transfer~~transfer to the Trust described in clause (A) of this ~~Section 5.9(ii)(a)(II)~~sentence would not be effective for any reason to prevent the violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) then the ~~Transfer~~transfer of that number of ~~shares of Capital Stock~~Shares that otherwise would cause any Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~shares~~Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to the number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.7.

(b)          REMEDIES FOR BREACH. If the Board ~~or any duly authorized committee thereof~~ shall at any time determine ~~in good faith~~ that a Transfer or other event has taken place that results in a violation of Section ~~5.9~~5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any ~~shares of Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a) (whether or not such violation is intended), the Board ~~or a committee thereof~~ shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem ~~shares~~Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.9~~5.7(ii)(a) shall automatically result in the ~~Transfer~~transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board ~~or a committee thereof~~.

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(c)          NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of ~~shares of Capital Stock~~Shares that will or may violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) or any Person who would have owned ~~shares of Capital Stock~~Shares that resulted in a ~~Transfer~~transfer to the Trust pursuant to the provisions of Section ~~5.9~~5.7(ii)(a)(II), shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least ~~10 Business Days’~~15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company~~’~~’s status as a REIT.

(d)          OWNERS REQUIRED TO PROVIDE INFORMATION. ~~From the Commencement of the Initial Public Offering and prior~~Prior to the Restriction Termination Date:

(I)         every owner of more than five percent (~~5%) (~~or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding ~~shares of Capital Stock~~Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of ~~shares of Capital Stock~~Shares Beneficially Owned and a description of the manner in which such ~~shares~~Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company~~’~~’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)        each Person who is a Beneficial Owner or ~~a~~ Constructive Owner of ~~Capital Stock~~Shares and each Person (including the stockholder of record) who is holding ~~Capital Stock~~Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company~~’~~’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)          REMEDIES NOT LIMITED. Subject to Section 7.4 ~~of the Charter~~hereof, nothing contained in this Section ~~5.9~~5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its ~~stockholders~~Stockholders in preserving the Company~~’~~’s status as a REIT.

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(f)          AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section ~~5.9~~5.7(ii), Section ~~5.9~~5.7(iii), or any definition contained in Section ~~5.9~~5.7(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.9~~5.7(ii) or Section ~~5.9~~5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.9~~5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.9.~~5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~5.9~~5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of ~~Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a), such remedies (as applicable) shall apply first to the ~~shares of Capital Stock~~Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such ~~shares of Capital Stock~~Shares based upon the relative number of the Shares held by each such Person.

(g)          EXCEPTIONS.

(I)         Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)         the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual~~’~~’s Beneficial Ownership or Constructive Ownership of such ~~shares of Capital Stock~~Shares will violate Section ~~5.9~~5.7(ii)(a)(I)(B);

(B)         such Person does not, and represents that it ~~does not, and undertakes that it~~ will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a ~~9.8~~9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company~~’~~’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)         such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.9~~5.7(ii)(a) through Section ~~5.9~~5.7(ii)(f)) will result in such ~~shares of Capital Stock~~Shares being automatically ~~Transferred~~transferred to a Trust in accordance with Section ~~5.9~~5.7(ii)(~~A~~a)(II) and Section ~~5.9~~5.7(iii).

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(II)        Prior to granting any exception pursuant to Section ~~5.9~~5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company~~’~~’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)       Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), an underwriter which participates in an ~~Offering~~offering or a private placement of ~~Capital Stock~~Shares (or Securities convertible into or exchangeable for ~~Capital Stock~~Shares) may Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares (or Securities convertible into or exchangeable for ~~Capital Stock~~Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such ~~Offering~~offering or private placement.

(IV)        The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)          INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one ~~(1)~~ or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of ~~Capital Stock~~Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person~~’~~’s percentage of ~~Capital Stock~~Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of ~~Capital Stock~~Shares in excess of such percentage ownership of ~~Capital Stock~~Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding ~~shares of Capital Stock~~Shares.

(i)          NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of ~~shares of Capital Stock~~Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the ~~shares~~Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

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The securities of American Realty Capital ~~–~~– Retail Centers of America, Inc. (the “Company”) are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Company~~’~~’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company~~’~~’s charter, (i) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding ~~shares of Capital Stock~~Shares or 9.8% (in value or in number of ~~shares~~Shares, whichever is more restrictive) of any class or series of ~~shares of Capital Stock~~Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of ~~shares of Capital Stock~~Shares that, if effective, would result in the Shares being ~~beneficially owned~~Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least ~~10 Business Days’~~15 days prior written notice) to the Company. If any of the restrictions on ~~transfer~~Transfer or ownership as set forth in (i) and (ii) above are violated, the ~~shares of Capital Stock~~Shares in excess or in violation of ~~such~~the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one ~~(1)~~ or more Charitable Beneficiaries. In addition, the Company may redeem ~~shares~~Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company~~’~~’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on ~~transfer~~Transfer and ownership, will be furnished to each holder of ~~Capital Stock~~Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii)        TRANSFER OF SHARES IN TRUST.

(a)          OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section ~~5.9~~5.7(ii)(a)(II) that would result in a ~~Transfer of shares of Capital Stock~~transfer of Shares to a Trust, such ~~shares~~Shares shall be ~~Transferred~~transferred to the Trustee as trustee of a Trust for the exclusive benefit of one ~~(1)~~ or more Charitable Beneficiaries. Such ~~Transfer~~transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the ~~Transfer~~transfer to the Trust pursuant to Section ~~5.9~~5.7(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9~~5.7(iii)(f).

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(b)          STATUS OF SHARES HELD BY THE TRUSTEE. Shares ~~of Capital Stock~~ held by the Trustee shall be issued and outstanding ~~shares of Capital Stock~~Shares. The Prohibited Owner shall have no rights in the ~~shares~~Shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any ~~shares~~Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the ~~shares~~Shares held in the Trust.

(c)          DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to ~~shares of Capital Stock~~Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the ~~shares~~Shares have been ~~Transferred~~transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to ~~shares~~Shares held in the Trust and, subject to Maryland law, effective as of the date that the ~~shares~~Shares have been ~~Transferred~~transferred to the Trustee, the Trustee shall have the authority (at the Trustee~~’~~’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the ~~shares~~Shares have been ~~Transferred~~transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~5.9,~~5.7, until the Company has received notification that ~~shares of Capital Stock~~Shares have been ~~Transferred~~transferred into a Trust, the Company shall be entitled to rely on its stock ~~Transfer~~transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

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(d)          SALE OF SHARES BY TRUSTEE. Within 20 days of receiving notice from the Company that ~~shares of Capital Stock~~Shares have been ~~Transferred~~transferred to the Trust, the Trustee shall sell the ~~shares~~Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the ~~shares~~Shares will not violate the ownership limitations set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the ~~shares~~Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9~~5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the ~~shares~~Shares or, if the Prohibited Owner did not give value for the ~~shares~~Shares in connection with the event causing the ~~shares~~Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the ~~shares~~Shares on the day of the event causing the ~~shares~~Shares to be held in the Trust and (2) the price per ~~share~~Share received by the Trustee from the sale or other disposition of the ~~shares~~Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that ~~shares of Capital Stock~~Shares have been Transferred to the Trustee, such ~~shares~~Shares are sold by a Prohibited Owner, then (i) such ~~shares~~Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such ~~shares~~Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9,~~5.7, such excess shall be paid to the Trustee upon demand.

(e)          PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares ~~of Capital Stock Transferred~~transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per ~~share~~Share equal to the lesser of (i) the price per ~~share~~Share in the transaction that resulted in such ~~Transfer~~transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which ~~has~~have been paid to the Prohibited Owner and ~~is~~are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the ~~shares~~Shares held in the Trust pursuant to Section ~~5.9~~5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the ~~shares~~Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)          DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one ~~(1)~~ or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the ~~shares of Capital Stock~~Shares held in the Trust would not violate the restrictions set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

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SECTION 5.8           ~~SECTION 5.10~~ SETTLEMENTS. Nothing in Section ~~5.9~~5.7 shall preclude the settlement of any transaction entered into through the facilities of ~~the NYSE or~~ any ~~other~~ national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections ~~5.9,~~5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.9.~~5.7.

SECTION 5.9           ~~SECTION 5.11~~ SEVERABILITY. If any provision of Section ~~5.9~~5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section ~~5.9~~5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10         ~~SECTION 5.12~~ ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.9.~~5.7.

SECTION 5.11         ~~SECTION 5.13~~ NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14         REPURCHASE OF SHARES. The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases shares of stock from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.~~

~~SECTION 5.15         DISTRIBUTION REINVESTMENT PLANS. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

SECTION 5.12         ~~SECTION 5.16~~ PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified ~~shares of stock~~Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of ~~stock~~Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional ~~shares of stock~~Shares or any other ~~security of the Company~~Security which it may issue or sell. Holders of ~~shares of stock~~Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, ~~upon the affirmative vote of a majority of the Board,~~ shall determine that such rights apply, with respect to all or any classes or series of ~~stock~~Shares, to one ~~(1)~~ or more transactions occurring after the date of such determination in connection with which holders of such ~~shares~~Shares would otherwise be entitled to exercise such rights.

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ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1           NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company shall be ~~five~~three, which number may be increased or decreased from time to time pursuant to the Bylaws; ~~provided, however, that, from and after the Commencement of the Initial Public Offering, the number of Directors shall not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects: (i) with respect to any and all vacancies on the Board resulting from the death, removal or resignation of a Director, at such time as the Company becomes eligible to make the election provided for~~but shall never be less than the minimum required by the MGCL. The Company elects, under Section 3-804(c) of the MGCL, that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, ~~such~~any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors ~~in office~~, even if the remaining Directors ~~do not~~ constitute less than a quorum, and ~~(ii) with respect to any and all vacancies on the Board resulting from an increase in the size of the Board, such vacancies on the Board may be filled only by the affirmative vote of a majority of the Stockholders; and, in the case of either (i) or (ii) above,~~ any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred~~. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions~~ and until a successor is duly elected and qualifies. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify~~, subject to an increase in the number of Directors prior to the first annual meeting of the Stockholders~~, are:

~~Nicholas S. Schorsch~~

~~William M. Kahane~~Edward M. Weil, Jr.

Leslie D. Michelson

~~William G. Stanley~~

~~David Gong~~

~~SECTION 6.2           EXPERIENCE. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

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~~SECTION 6.3           COMMITTEES. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~SECTION 6.4           TERM. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation with respect to the termination after less than one year of the term of office of any Director elected by the holders of such Preferred Shares, each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms. Nothing contained in this Article VI shall prohibit a Director from being reelected by the Stockholders of the Company.~~

~~SECTION 6.5           FIDUCIARY OBLIGATIONS. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

Edward G. Rendell

SECTION 6.2           ~~SECTION 6.6~~ RESIGNATION~~,~~ OR REMOVAL ~~OR DEATH~~. Any Director may resign by delivering ~~his written resignation~~notice to the Board, the ~~chairman~~Chairman of the ~~board~~Board, the chief executive officer or the ~~secretary~~Secretary. Any notice of resignation shall take effect ~~immediately~~ upon ~~its receipt or at such later time~~receipt by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of such notice or upon any future date specified in the ~~resignation. Any~~notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office ~~with or without~~at any time, but only for cause, and then only by the affirmative vote of ~~the holders of not less than a majority of the Shares then outstanding and entitled to vote~~Stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of ~~directors, subject to the rights of any Preferred Shares to elect or remove such Directors~~Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1           GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. ~~In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.~~ The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made ~~in good faith~~ by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

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SECTION 7.2           AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of ~~shares of stock~~Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into ~~shares of stock~~Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (~~including as compensation for the Independent Directors~~ or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws~~; provided that the issuance of Preferred Shares shall be approved by a majority of the Independent Directors not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel~~.

SECTION 7.3           FINANCINGS. The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities ~~of the Company~~ and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company~~’~~’s assets to secure any such Securities ~~of the Company~~, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4           REIT QUALIFICATION. ~~If the Company elects to qualify for federal income tax treatment as a REIT, the~~The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company~~’~~’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~5.9 of Article V~~5.7 hereof is no longer required for REIT qualification.

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SECTION 7.5           DETERMINATIONS BY BOARD. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the Board ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Company and every ~~holder of shares of stock~~Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of ~~shares~~Shares or the payment of other Distributions on ~~shares~~Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of ~~stock~~Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any ~~shares of stock~~Shares; the number of ~~shares of stock~~Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; ~~the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines;~~any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.

~~SECTION 7.6           STOCKHOLDER CONCURRENCE REQUIRED. Notwithstanding the foregoing, without concurrence of a majority of the outstanding shares of stock entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all of the Assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial investment in Assets.~~

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~~SECTION 7.7           VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED. Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (viii) limitations on Total Operating Expenses; (ix) limitations on Real Estate commissions on resale of property; (x) limitations on incentive fees; (xi) Advisor compensation; (xii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiii) the authority of a majority of the Independent Directors to select an Independent Appraiser to determine the fair market value that the Company pays for Real Estate that it acquires both (a) when a majority of the Independent Directors determine to appoint an Independent Appraiser to determine fair market value in connection with any acquisition by the Company and (b) whenever the Company acquires property from the Advisor, the Directors, the Sponsor or their Affiliates; (xiv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xv) the authority of a majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvi) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xvii) the adoption of a Plan of Liquidation or a postponement thereof; and (xviii) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.~~

~~ARTICLE VIII~~

~~ADVISOR~~

~~SECTION 8.1           APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an initial investment of $200,000 in the Company. The Sponsor or any such Affiliate may not sell the Initial Investment while American Realty Capital V, LLC remains a Sponsor but may transfer the Initial Investment to American Realty Capital V, LLC or the Affiliates of American Realty Capital IV, LLC or the Advisor.~~

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~~SECTION 8.2           SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3           FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4           AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5           TERMINATION. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.~~

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~~SECTION 8.6           DISPOSITION FEE ON SALE OF PROPERTIES. The Company may pay the Advisor a real estate commission upon Sale of one (1) or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission if a third party broker is also involved, or (ii) two percent (2%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Properties or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties.~~

~~SECTION 8.7           INCENTIVE FEES. The Company may pay (including through the issuance of an interest by the Operating Partnership) the Advisor or its Affiliates an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of the Invested Capital, plus an amount equal to seven percent (7%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.8           ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.9           ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, (i) that the total of all Acquisition Fees and Acquisition Expenses (including any Financing Coordination Fee) shall be reasonable, and shall not exceed an amount equal to four and one-half percent (4.5%) of the Contract Purchase Price, or, in the case of a Mortgage, four and one-half percent (4.5%) of the funds advanced and (ii) that once all the proceeds from the Initial Public Offering have been fully invested, the total of all Acquisition Fees and Financing Coordination Fees shall not exceed an amount equal to one and one-half percent (1.5%) of the Contract Purchase Price for all the Assets acquired; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

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~~SECTION 8.10         REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within 60 days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justifiable and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. If the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.~~

~~SECTION 8.11         REIMBURSEMENT LIMITATION. The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~SECTION 8.12         NO FEES UPON INTERNALIZATION. If the Board elects to internalize any management services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with such internalization of management services.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1           REVIEW OF OBJECTIVES. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2           CERTAIN PERMITTED INVESTMENTS. Until such time as the Common Shares are Listed, the following shall apply:~~

~~(i)          The Company may invest in Assets.~~

~~(ii)         The Company may invest in Joint Ventures with the Sponsor, the Advisor, one (1) or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

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~~(iii)        Subject to any limitations in Section 9.3, the Company may invest in equity securities, provided that if such equity securities are not traded on a national securities exchange or included for quotation on an inter-dealer quotation system, such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable, other than equity securities of a REIT or other real estate operating company.~~

~~SECTION 9.3           INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, and until such time as the Common Shares are Listed, the following shall apply to the Company’s investments:~~

~~(i)          Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii)         The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate assets and Mortgages.~~

~~(iii)        Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the Independent Directors so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an Independent Appraiser concerning the underlying property from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv)        The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v)         The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

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~~(vi)        The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase Shares to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public; or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(vii)       A majority of the Directors or a majority of a duly authorized committee of the Board shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(viii)      The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(ix)         The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x)          The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xi)         The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.~~

~~(xii)        The Company will not invest in any equity securities (including any preferred equity securities) of another entity that are not traded on a national securities exchange or included for quotation on an inter-dealer quotation system unless a majority of disinterested Directors, including a majority of disinterested Independent Directors, approves the transaction as being fair, competitive and commercially reasonable, other than equity securities of a REIT or other real estate operating company. Investments in entities affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 9.2(ii).~~

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~~(xiii)       The Company shall not engage in any short sale.~~

~~(xiv)      The Company shall not engage in trading, as opposed to investment activities.~~

~~(xv)       The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xvi)      The Company shall not invest in foreign currency or bullion.~~

~~(xvii)     The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately 75% of the cost of the Company’s investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual real estate assets or investments.~~

~~(xviii)    The Company shall not make investments in assets located outside of the United States.~~

~~(xix)       The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xviii) of this Section 9.3.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~SECTION 10.1         SALES AND LEASES TO THE COMPANY. The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director, officer, Stockholder or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Asset exceed the Asset’s current appraised value.~~

~~SECTION 10.2         SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, the Sponsor, a Director or any Affiliate thereof may only purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

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~~SECTION 10.3         OTHER TRANSACTIONS.~~

~~(i)          The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~(ii)         The Company shall not make loans to the Sponsor, the Advisor, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~(iii)        The Company may enter into joint ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.~~

~~(iv)        The Company may enter into transactions with the Service Provider and any Affiliates thereof, provided that a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company.~~

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~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 11.1         MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, who are present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in Property; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~SECTION 11.2         VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Company, without the necessity for concurrence by the Board; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in property; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

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ARTICLE VIII~~SECTION 11.3 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter.~~

EXTRAORDINARY ACTIONS

~~SECTION 11.4         VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to shares of stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent any shares owned by any of them shall not be included.~~

~~SECTION 11.5         RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6         ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of shares of stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or other matters as permitted under the MGCL or other applicable law.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

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~~SECTION 11.7         REPORTS. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~SECTION 11.8         TENDER OFFERS. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply will all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding shares of stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of stock and any shares of stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the estimated value of the shares as determined in the Company’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, Inc., (iii) the fair market value of the shares as determined by an independent valuation obtained by the Company or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 11.8. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.8 shall be of no force or effect with respect to any shares that are then Listed.~~

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Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX~~ARTICLE XII~~

LIABILITY OF STOCKHOLDERS, DIRECTORS~~, ADVISORS AND AFFILIATES;~~
~~TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~ AND OFFICERS

SECTION 9.1           ~~SECTION 12.1~~ LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company~~’~~’s assets or the affairs of the Company by reason of being a Stockholder. ~~All Shares issued to Stockholders shall be non-assessable.~~

SECTION 9.2           ~~SECTION 12.2~~ LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a)          ~~Subject to the limitations set forth under~~To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or ~~its~~the Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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(b)          ~~Subject to the limitations set forth under~~The Company shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~or, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity~~, (iii) the Advisor of any of its Affiliates acting as an agent of the Company or (iv) the Service Provider or any of its Affiliates acting as an agent of the Advisor or the Company. The rights of a Director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such Director or officer. The Company may~~. The Company shall have the power, with the approval of the Board ~~or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(c)          Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor, any Affiliate of the Advisor, the Service Provider or an Affiliate of the Service Provider (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i)          The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii)         The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii)        Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or any Affiliate of the Advisor, the Service Provider or an Affiliate of the Service Provider or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv)        Such indemnification or agreement to hold harmless is recoverable only out of the Company’s Net Assets and not from the Stockholders.~~

~~(d)          Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless one (1) or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

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~~SECTION 12.3         PAYMENT OF EXPENSES. The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

SECTION 9.3           ~~SECTION 12.4~~ EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company~~’~~’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE X~~ARTICLE XIII~~

AMENDMENTS

The Company reserves the right from time to time to make any amendment to ~~its~~the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding ~~shares of stock~~Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~for~~as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in ~~this~~the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections)~~. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

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~~ARTICLE XIV~~

~~ROLL-UP TRANSACTIONS~~

~~(i)          In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the appraisal. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a)          accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)          one (1) of the following:~~

~~(I)         remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II)        receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~(ii)         The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a)          that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b)          that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

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~~(c)          in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d)          in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

~~ARTICLE XV~~

~~DURATION~~

~~If the Board has not determined to pursue a Liquidity Event by the sixth anniversary of the Termination of the Initial Public Offering, including any subsequent registration statement filed to carry forward unsold Shares from the Initial Public Offering, the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, (i) the Company shall continue operating and (ii) upon the written request of Stockholders owning in the aggregate not less than ten percent (10%) of the then outstanding Common Shares, the Board shall resubmit the Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two (2) years. If the Board adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board shall commence an orderly liquidation of the Assets pursuant to such Plan of Liquidation. If listing occurs on or before the sixth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

THIRD: The amendment and restatement of the charter as ~~hereinabove~~herein set forth have been duly advised by the Board of Directors of the Company and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

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FIFTH: The name and address of the Company~~’~~’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: ~~The total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 100,000 shares, $0.01 par value per share, all of one (1) class. The aggregate par value of all shares of stock having par value was $1,000. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the charter is 350,000,000, consisting of 300,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $3,500,000.EIGHTH:~~  The undersigned ~~Chief Executive Officer~~ acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned ~~Chief Executive Officer~~ acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, American Realty Capital — Retail Centers of America, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Chief Executive Officer~~[_____________________], and attested by its ~~Secretary~~[_____________________], on this ~~27th~~ day of ~~June, 2012.~~ , 2016.

~~ATTEST:~~

~~By:~~ /s/ Edward M. Weil, Jr	~~By:~~ /s/ Nicholas S. Schorsch

~~Name: Edward M. Weil, Jr~~	~~Name: Nicholas S. Schorsch~~

~~Title: Secretary~~	~~Title: Chief Executive Officer~~

ATTEST:
By: _________________________ Name: Title:	By: _________________________
Name:
Title:

A-II-46

AMERICAN REALTY CAPITAL -
RETAIL CENTERS OF AMERICA, INC.
405 PARK AVE., 15TH FLOOR
NEW YORK, NY 10022

SCAN TO
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E09911-P79477

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Edward M. Weil, Jr.	☐	☐	☐
1b.	Leslie D. Michelson	☐	☐	☐
1c.	Edward G. Rendell	☐	☐	☐
2.	Ratification of the appointment of KPMG LLP as the Company's independent auditor for 2016.	☐	☐	☐
3.	To amend certain provisions of the Company's charter regarding the Company's equity stock.	☐	☐	☐
4.	To amend certain provisions of the Company's charter regarding stockholder voting rights.	☐	☐	☐
5.	To amend certain provisions of the Company's charter regarding stockholder information rights.	☐	☐	☐
6.	To amend certain provisions of the Company's charter regarding the composition of the Company's Board of Directors.	☐	☐	☐

		For	Against	Abstain
7.	To amend certain provisions of the Company's charter regarding the conduct of the Company's Board of Directors.	☐	☐	☐
8.	To amend certain provisions of the Company's charter regarding the conduct of company business.	☐	☐	☐
9.	To amend certain provisions of the Company's charter restricting transfer and ownership of shares.	☐	☐	☐
10.	To amend certain provisions of the Company's charter stating that the NASAA REIT guidelines control interpretation of the Company's charter.	☐	☐	☐
11.	To amend certain provisions of the Company's charter relating to the Company's sponsor, advisor and their affiliates.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E09912-P79477

American Realty Capital - Retail Centers of America, Inc.
Annual Meeting of Stockholders
June 29, 2016 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of American Realty Capital - Retail Centers of America, Inc. (the "Company"), hereby appoints Edward M. Weil, Jr. and James A. Tanaka, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at 66 E. 55th Street, New York, New York on June 29, 2016, commencing at 11:00 a.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side